                                                                    EXHIBIT 4.38

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP
                                                                  CONFORMED COPY

                             MARCONI CORPORATION PLC
                                    AS ISSUER

                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.
                               AS SECURITY TRUSTEE

                        THE PERSONS LISTED IN SCHEDULE 1
                                  AS GUARANTORS

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                             AS SENIOR NOTE TRUSTEE

                               JPMORGAN CHASE BANK
                             AS JUNIOR NOTE TRUSTEE

                                  HSBC BANK plc
                  AS NEW BONDING FACILITY AGENT AND ESCROW BANK

                              THE BANK OF NEW YORK
                    AS DEPOSITARY, PAYING AGENT AND REGISTRAR

                     THE PERSONS LISTED IN PART A SCHEDULE 2
                            AS INTRA-GROUP CREDITORS

                     THE PERSONS LISTED IN PART B SCHEDULE 2
                            AS INTRA-GROUP BORROWERS

                        THE PERSONS LISTED IN SCHEDULE 3
                          AS NEW BONDING FACILITY BANKS

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                      SECURITY TRUST AND INTERCREDITOR DEED

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                                    CONTENTS

CLAUSE                                                                             PAGE
1.     Definitions And Interpretation...........................................     2

2.     Additional Parties.......................................................    16

3.     Parallel Debt Obligation.................................................    18

4.     Consent To Relevant Documents............................................    18

5.     The Security And The Guarantees..........................................    18

6.     Trust For Secured Creditors..............................................    23

7.     Amendments, Consents And Waivers.........................................    26

8.     Ranking Of Secured Obligations And Priorities............................    30

9.     Undertakings.............................................................    33

10.    Action And Enforcement Action............................................    38

11.    Turnover By The Secured Creditors........................................    41

12.    Sharing..................................................................    42

13.    Security Trustee As Party To Escrow Agreement............................    43

14.    Security Trustee's Actions...............................................    43

15.    Resignation Of Security Trustee..........................................    52

16.    Delegation And Additional Security Trustee...............................    54

17.    Power Of Attorney........................................................    55

18.    Fees, Expenses And Stamp Taxes...........................................    56

19.    Indemnities..............................................................    58

20.    Notices..................................................................    60

21.    Benefit Of Deed..........................................................    62

22.    Preservation.............................................................    63

23.    Priorities Not Affected..................................................    63

24.    Miscellaneous............................................................    64

25.    Winding Up Of Trust......................................................    65

26.    Perpetuity Period........................................................    65

27.    Counterparts.............................................................    66

28.    Governing Law And Jurisdiction...........................................    66

Schedule 1 GUARANTORS...........................................................    67

Schedule 2 INTRA-GROUP PARTIES..................................................    69

       Part A Intra-Group Creditors.............................................    69

       Part B Intra-Group Borrowers.............................................    70

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
Schedule 3 NEW BONDING FACILITY BANKS...........................................    72

Schedule 4 PRE-ACCELERATION PAYMENT PRIORITIES..................................    73

Schedule 5 POST-ACCELERATION PAYMENT PRIORITIES.................................    74

Schedule 6 SECURITY TRUSTEE RESERVED MATTERS....................................    75

Schedule 7 ACCESSION LETTERS....................................................    76

       Part A Intra-Group Accession Letter......................................    76

       Part B Guarantor Accession Letter........................................    78

Schedule 8 AGENT/TRUSTEE/NEW BONDING FACILITY BANK ACCESSION LETTER.............    80

Schedule 9 GUARANTEE LIMITATIONS................................................    81

THIS DEED is dated 19 May 2003

BETWEEN:

(1) MARCONI CORPORATION PLC as the issuer of the Senior Notes and the Junior Notes (each as defined below) (the "ISSUER");

(2) THE LAW DEBENTURE TRUST CORPORATION P.L.C. as security trustee (the "SECURITY TRUSTEE");

(3) THE PERSONS LISTED IN SCHEDULE 1 (GUARANTORS) as subsidiary guarantors (together with any person who accedes to this Deed as a "Guarantor" (the "GUARANTORS"));

(4) LAW DEBENTURE TRUST COMPANY OF NEW YORK as senior note trustee (the "SENIOR NOTE TRUSTEE");

(5)      JPMORGAN CHASE BANK as junior note trustee (the "JUNIOR NOTE TRUSTEE");

(6) HSBC BANK plc as security trustee and agent under the New Bonding Facility Agreement (the "NEW BONDING FACILITY AGENT" and the "ESCROW BANK");

(7) THE PERSONS LISTED IN SCHEDULE 3 (NEW BONDING FACILITY BANKS) as banks under the New Bonding Facility Agreement (together with any person who accedes to this Deed as a "New Bonding Facility Bank" (the "NEW BONDING FACILITY BANKS"));

(8) THE BANK OF NEW YORK as depositary, paying agent and registrar (the "DEPOSITARY", the "PAYING AGENT" and the "REGISTRAR");

(9) THE PERSONS LISTED IN PART A OF SCHEDULE 2 (INTRA-GROUP PARTIES) as intra-group creditors (together with any person who accedes to this Deed as an "Intra-Group Creditor" (the "INTRA-GROUP CREDITORS")); and

(10) THE PERSONS LISTED IN PART B OF SCHEDULE 2 (INTRA-GROUP PARTIES) as intra-group borrowers (together with any person who accedes to this Deed as an "Intra-Group Borrower" (the "INTRA-GROUP BORROWERS")).

WHEREAS:

(A) The Issuer has issued or is to issue the Senior Notes pursuant to the Senior Note Indenture.

(B) The Issuer has issued or is to issue the Junior Notes pursuant to the Junior Note Indenture.

(C) The obligations of the Issuer in respect of the Notes are secured by Security in favour of the Security Trustee, as security trustee for the Secured Creditors, over certain of the Issuer's assets.

(D) The obligations of the Issuer in respect of the Notes are guaranteed by each of the Guarantors under the Guarantees (other than Marconi Communications Telemulti Ltda, (a Brazilian company) that will neither provide a Guarantee nor provide any Security

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         (but the quotas (equity interests) in which will be pledged as Security by its parent company) and which will be deemed to be a Guarantor for the purposes of the covenants in the Indentures and this Deed). The obligations of each of the Guarantors are secured by Security in favour of the Security Trustee, as security trustee for the Secured Creditors, over certain assets of certain of the Guarantors.

(E) Marconi Bonding Limited, the Issuer, certain Subsidiaries of the Issuer (the "INDEMNIFYING COMPANIES"), the New Bonding Facility Agent and the New Bonding Facility Banks have on 27 March 2003, entered into the New Bonding Facility Agreement.

(F) The obligations of the Indemnifying Companies under the New Bonding Facility Agreement are guaranteed by the Issuer and the obligations of the Issuer under such Guarantee are guaranteed by each Guarantor (other than Marconi Communications Telemulti Ltda, (a Brazilian company) that will neither provide a Guarantee nor provide any Security (but the quotas (equity interests) in which will be pledged as Security by its parent company) and which will be deemed to be a Guarantor for the purposes of the covenants in the Indentures and this Deed). Such obligations are secured by Security in favour of the Security Trustee, as security trustee for the Secured Creditors, over certain of the Issuer's assets and over certain assets of certain of the Guarantors.

(G) The Intra-Group Creditors and the Intra-Group Borrowers have agreed that, subject to the terms and conditions of this Deed, the Intra-Group Liabilities shall be subordinated in right of payment to the Secured Obligations.

(H) The parties hereto have entered into this Deed in order to regulate the claims of the Secured Creditors and the Intra-Group Creditors against the Obligors under the Relevant Documents and in respect of the Intra-Group Liabilities and the rights of priority and enforcement of the Secured Creditors in respect of the Security Documents.

(I) It is intended by the parties hereto that this Deed shall take effect as a deed.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "ACTION" means:

         (a) the acceleration of any Secured Obligations or any Intra-Group Liabilities or any declaration that any Secured Obligations or any Intra-Group Liabilities are prematurely due and payable (other than solely as a result of it becoming unlawful for a Secured Creditor to perform its obligations under the Relevant Documents) or (other than in respect of an Intra-Group Liability which is payable on demand in accordance with its original terms) payable on demand;

         (b) the exercise of any right of set-off or the taking or receiving of any payment (other than in each case in respect of Permitted Payments whilst permitted under

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                  Clause 9.5 (Permitted Payments)) in respect of any Secured
                  Obligations or any Intra-Group Liabilities;

         (c) suing for, commencing or joining any legal or arbitration proceedings to recover, or in respect of, any Secured Obligations or any Intra-Group Liabilities;

         (d) the entering into of any composition, assignment or arrangement with any Obligor in connection with any Secured Obligations or any Intra-Group Liabilities of that Obligor (other than any arrangement whereby the Intra-Group Liabilities of any Intra-Group Borrower owed to any Intra-Group Creditor are waived or released);

         (e) petitioning, applying or voting for, or taking any steps (including the appointment of any liquidator, receiver, examiner, administrator, custodian, manager, assignee, trustee, sequestrator or similar officer) in relation to, the winding up, dissolution, administration, examinership or reorganisation of any Obligor, or any analogous procedure or step in any jurisdiction; and

         (f) the exercise of any right to require any Obligor to pay, prepay, redeem, purchase, terminate or otherwise acquire any of the Secured Obligations (other than in each case in respect of Permitted Payments whilst permitted under Clause 9.5 (Permitted Payments)).

         "ADDITIONAL AMOUNTS" shall have the meaning ascribed to it in the applicable Indenture.

         "ADDITIONAL GUARANTOR" means any member of the Group which accedes to this Deed as a Guarantor in accordance with Clause 2.3 (Additional Guarantors).

         "ADDITIONAL REMUNERATION" has the meaning ascribed to it in Clause 18.1 (Security Trustee Fee).

         "ADDITIONAL REMUNERATION FEE LETTER" has the meaning ascribed to it in Clause 18.1 (Security Trustee Fee).

         "AGENCY AGREEMENT" means the agency agreement between the Issuer, the Guarantors, the Note Trustees, the Paying Agent and the Registrar dated on or about the date of this Deed.

         "AGENT/TRUSTEE/NEW BONDING FACILITY BANK ACCESSION LETTER" means an accession letter substantially in the form set out in Schedule 8 (Agent/Trustee/New Bonding Facility Bank Accession Letter).

         "AMERICAN GUARANTOR" means for the purposes of Clause 24.5 (Guarantee Limitations) and Schedule 9 (Guarantee Limitations) only, any Guarantor whose Relevant Jurisdiction is a state of the United States of America or the District of Columbia.

         "APPLICABLE SECURITY DOCUMENTS" means the Brazilian Security Documents, the Guernsey Security Documents and the Mexican Security Documents.

         "ASSET SALE" shall have the meaning ascribed to it in the Indentures.

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         "ATTORNEY" has the meaning ascribed to it in sub-clause 17.1.2 of
         Clause 17.1 (Appointment).

         "AUSTRALIAN GUARANTOR" means any Guarantor whose Relevant Jurisdiction is a state or territory of Australia.

         "BANKRUPTCY LAW" means Title 11 of the United States Code (11 U.S.C. 101 et. seq.), or any similar United States federal or state law or any relevant law in any other jurisdiction of organisation or location of any assets of any Obligor or Significant Subsidiary or any similar law (including, without limitation, (a) the laws of the United Kingdom relating to moratorium, administration, bankruptcy, insolvency, receivership, winding-up, liquidation, reorganisation or relief of debtors, and (b) the laws of any other jurisdictions relating to bankruptcy, moratorium, insolvency, receivership, reorganisation or other relief of debtors and composition with creditors or any amendment to, succession to or change in such law).

         "BRAZILIAN SECURITY DOCUMENTS" means all Security Documents governed by Brazilian law and "BRAZILIAN SECURITY DOCUMENT" means any of them.

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks are open for general business in London and New York and (in relation to any date for payment or purchase of a currency other than euro) the principal financial centre of that currency.

         "DEBT REPRESENTATIVE" means, in relation to the Senior Notes, the Senior Note Trustee, in relation to the Junior Notes, the Junior Note Trustee and, in relation to the New Bonding Facility Agreement, the New Bonding Facility Agent.

         "DEFAULT" has the meaning ascribed to it in the applicable Relevant Document.

         "DELEGATE" means any delegate, agent, attorney, Attorney, co-trustee or additional but separate trustee (including any trustee under any deeds of trust for the purpose of the US Security Documents (referred to in Schedule 2 of the Indentures)), custodian, depository or Receiver appointed by the Security Trustee in accordance with the terms hereof and/or the Security Documents.

         "DEPOSIT AGREEMENT" means the deposit agreement dated on or about the date of this Deed between the Issuer and the Depositary.

         "DOLLAR EQUIVALENT" means with respect to any monetary amount in a currency other than United States Dollars, at any time of determination thereof, the amount of United States Dollars obtained by translating the amount of such foreign currency into United States Dollars at the Bloomberg Composite Spot Rate for the purchase of United States Dollars with the applicable currency at 11.30 on the previous Business Day prior to such determination.

         "DUTCH GUARANTOR" means any Guarantor whose Relevant Jurisdiction is The Netherlands.

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         "ENFORCEMENT ACTION" means:

         (a) the taking of any steps to enforce or collect or require the enforcement or collection of any of the Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security);

         (b) the making of any demand in relation to any Guarantee, indemnity or other assurance against loss in respect of any Secured Obligations or the exercising of any right to require any Obligor to pay, prepay, redeem, purchase, terminate or otherwise acquire any of the Secured Obligations (other than in each case in respect of Permitted Payments whilst permitted under Clause 9.5 (Permitted Payments)); and

         (c) in relation to the Italian Mortgages, the giving of instructions to the Secured Creditors who are the beneficiaries under the Italian Mortgages to take the actions set out in (a) and (b) above.

         "ENFORCEMENT EVENT" means the acceleration of any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) or any declaration that any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) are prematurely due and payable (other than solely as a result of it becoming unlawful for a Secured Creditor to perform its obligations under the Relevant Documents) or any failure by any Obligor to pay any principal amount in respect of any Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) whether on maturity or otherwise.

         "ENGLISH GUARANTOR" means any Guarantor whose Relevant Jurisdiction is England or Wales.

         "ESCROW ACCOUNTS" means the Existing Performance Bond Escrow Account and the Mandatory Redemption Escrow Account.

         "ESCROW AGREEMENT" means the escrow agreement dated on or about the date of this Deed and made between the Security Trustee, the Issuer, the New Bonding Facility Agent, the New Bonding Facility Security Trustee (as defined therein) and the Escrow Bank establishing and setting out the terms and conditions of each of the Escrow Accounts.

         "EVENT OF DEFAULT" means any event or circumstance specified as such in any of the Relevant Documents.

         "EXISTING PERFORMANCE BONDS" means surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature issued by a bank, insurance company or other financial institution on behalf of the Issuer or any of its Subsidiaries in existence on the Issue Date and not issued pursuant to an Interim Bonding Facility, until such bonds, letters of credit, guarantees or other obligations expire, terminate or are cancelled.

         "EXISTING PERFORMANCE BOND ESCROW ACCOUNT" means the escrow account established pursuant to the Escrow Agreement to be used to satisfy any liabilities owed by the Issuer

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         and/or its Subsidiaries to certain providers of Existing Performance
         Bonds for a period of 12 months from such Issue Date.

         "FEE LETTER" has the meaning ascribed to it in Clause 18.1 (Security Trustee Fee).

         "GERMAN GUARANTOR" means any Guarantor whose Relevant Jurisdiction is the Federal Republic of Germany.

         "GERMAN SECURITY" means any Security held by or granted to or through the Security Trustee or any Secured Creditor, as the case may be, pursuant to any German Security Document and held and/or administered by the Security Trustee on behalf of or in trust for all or any of the Secured Creditors hereunder, and any addition or replacement or substitution thereof.

         "GERMAN SECURITY DOCUMENTS" means all Security Documents governed by German law and "GERMAN SECURITY DOCUMENT" means any of them.

         "GROUP" means the Issuer and its Subsidiaries from time to time.

         "GUARANTEE" means any guarantee of any of the Secured Obligations.

         "GUARANTEE LIMITATIONS" means the guarantee limitations set out in
         Schedule 9 (Guarantee Limitations).

         "GUARANTEED OBLIGATIONS" means the Secured Obligations guaranteed by the Guarantors under the Guarantees.

         "GUARANTOR ACCESSION LETTER" means an accession letter substantially in the form set out in Part B of Schedule 7 (Accession Letters) pursuant to which a member of the Group accedes to this Deed as a Guarantor.

         "GUERNSEY SECURITY DOCUMENTS" means all Security Documents governed by Guernsey law and "GUERNSEY SECURITY DOCUMENT" means any of them.

         "HONG KONG GUARANTOR" means any Guarantor whose Relevant Jurisdiction is The Hong Kong SAR.

         "INDEMNIFYING COMPANIES" has the meaning given to it in paragraph (E) of the recitals of this Deeds.

         "INDENTURES" means the Senior Note Indenture and the Junior Note Indenture collectively and "INDENTURE" means either of them.

         "INITIAL SECURITY DOCUMENTS" means the Guarantees guaranteeing the Secured Obligations and the security documents, each to be dated on or before the Issue Date that are set forth in the Indentures.

         "INSOLVENCY EVENT" means any of the following events:

         (1) the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of any Obligor or any Significant Subsidiary, in an involuntary case or proceeding under any Bankruptcy Law or (b) a decree or order (i) adjudging

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                  any Obligor or any Significant Subsidiary bankrupt or
                  insolvent, (ii) approving as properly filed a petition seeking moratorium, reorganization, arrangement, adjustment or composition of or in respect of any Obligor or any Significant Subsidiary under any Bankruptcy Law, (iii) appointing a custodian, administrator, receiver, administrative receiver, manager, liquidator, assignee, trustee, sequestrator or other similar official of any Obligor or any Significant Subsidiary or of any substantial part of their respective properties, or
                  (iv) ordering the winding up or liquidation of the affairs of any Obligor or any Significant Subsidiary, and in each case any such decree or order for relief continues to be in effect, or any such other decree or order continues unstayed and in effect, for a period of 60 consecutive calendar days, in the case of each of clauses (a) and (b) otherwise than, in the case of a Subsidiary, for the purposes of or pursuant to an amalgamation, reorganization or restructuring while solvent on terms approved by the Senior Note Trustee (in the case of the Senior Notes) or the Junior Note Trustee (in the case of the Junior Notes) or by the Relevant Holders of the Senior Notes (in the case of the Senior Notes) or the Junior Notes (in the case of the Junior Notes);

(2)

         (a) commencement by any Obligor or any Significant Subsidiary of a voluntary case or proceeding or process (whether or not requiring the order of a court or tribunal) under any Bankruptcy Law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or filing for or having been granted a moratorium on payment of its debts or filing for bankruptcy or having been declared bankrupt,

         (b) consent by any Obligor or any Significant Subsidiary to the entry of a decree or order for relief in respect of any Obligor or any Significant Subsidiary in an involuntary case or proceeding under any Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against any Obligor or any Significant Subsidiary,

         (c) filing of a petition or answer or consent by any Obligor or any Significant Subsidiary seeking reorganization or relief under any Bankruptcy Law,

         (d) any Obligor or any Significant Subsidiary (i) consenting to the filing of such petition or to the appointment of, or taking possession by, an administrator, custodian, receiver, manager, liquidator, assignee, trustee, sequestrator or other similar official of any Obligor or such Significant Subsidiary or of any substantial part of their respective properties,
                  (ii) making an assignment for the benefit of its creditors generally or (iii) admitting in writing its inability to pay its debts generally as they become due,

         (e) the approval by stockholders of any Obligor or any Significant Subsidiary of any plan or proposal for the liquidation or dissolution of any Obligor or any Significant Subsidiary,

         (f) the whole or any substantial part of the assets of any Obligor or any Significant Subsidiary being placed under administration or receivership or administrative receivership or any other analogous proceedings under the laws of any relevant jurisdiction, or

         (g) any Obligor or any Significant Subsidiary taking any corporate action in furtherance of any such actions in this definition,

         in the case of each of clauses (a) through (g) otherwise than, in the case of a Subsidiary of the Issuer, for the purposes of or pursuant to an amalgamation, reorganization or restructuring while solvent on terms approved by the Senior Note Trustee (in the case of the Senior Notes) or the Junior Note Trustee (in the case of the Junior Notes) or by Relevant Holders of the Senior Notes (in the case of the Senior Notes) or the Junior Notes (in the case of the Junior Notes).

"INSOLVENCY EVENT OF DEFAULT" means an Insolvency Event that is an Event of Default under the applicable Indenture.

"INSTRUCTING TRUSTEE" means:

         (a) prior to the discharge in full of the Secured Obligations under the Senior Notes and the Senior Note Indenture, the Senior Note Trustee acting on the instructions of the Relevant Holders of the Senior Notes; and

         (b) following the discharge in full of the Secured Obligations under the Senior Notes and the Senior Note Indenture and prior to the discharge in full of the Secured Obligations under the Junior Notes and the Junior Note Indenture, the Junior Note Trustee acting on the instructions of the Relevant Holders of the Junior Notes.

         "INTERIM BONDING FACILITY" has the meaning ascribed to it in the Indentures.

         "INTRA-GROUP ACCESSION LETTER" means an accession letter substantially in the form set out in Part A of Schedule 7 (Accession Letters) pursuant to which a member of the Group accedes to this Deed as an Intra-Group Creditor or an Intra-Group Borrower.

         "INTRA-GROUP DOCUMENTS" means any and all agreements and other instruments under or by which any Intra-Group Liabilities are outstanding or evidenced including any instrument pursuant to which the same is novated, varied, supplemented or amended from time to time.

         "INTRA-GROUP LIABILITIES" means all present or future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by any Intra-Group Borrower to any Intra-Group Creditor (whether pursuant to an Intra-Group Document or otherwise), other than sums, liabilities and obligations arising in the ordinary course of business which do not constitute Indebtedness (as defined in the Indentures).

         "INTRA-GROUP PARTIES" means the Intra-Group Borrowers and the Intra-Group Creditors from time to time.

         "IRISH GUARANTOR" means any Guarantor whose Relevant Jurisdiction is Ireland.

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         "ISSUE DATE" has the meaning ascribed to it in the Indentures.

         "ITALIAN GUARANTOR" means any Guarantor whose Relevant Jurisdiction is Italy.

         "ITALIAN MORTGAGE" means the mortgages (ipoteche), governed by Italian law, granted by any Italian Guarantor in favour of any of the Secured Creditors party to such mortgages as the beneficiaries and "Italian Mortgage" means any of them.

         "JUNIOR NOTE INDENTURE" means the indenture pursuant to which the Junior Notes are issued.

         "JUNIOR NOTES" means the dollar denominated Guaranteed Junior Secured Notes due 2008 plus any Junior PIK Notes issued or to be issued by the Issuer in accordance with the Junior Note Indenture.

         "JUNIOR PIK NOTES" means any Junior Notes issued and constituting interest or Additional Amounts paid in kind on outstanding Junior Notes.

         "MANDATORY REDEMPTION ESCROW ACCOUNT" means the escrow account established pursuant to the Escrow Agreement into which, in accordance with the Junior Note Indenture and the Senior Note Indenture, certain amounts will be paid to be applied, inter alia, towards the mandatory redemption of the Junior Notes and/or the Senior Notes.

         "MATERIAL AMENDMENT" means any amendment or waiver to the Senior Notes, the Senior Note Indenture or the New Bonding Facility Agreement which:

         (a) increases or changes the basis on which interest accrues or is payable;

         (b) alters any provisions relating to the amount, currency or date of any repayment;

         (c) increases the maximum principal amount of the Senior Notes or the amount of the available commitment under the New Bonding Facility Agreement from the principal amount and available commitment as at the date hereof;

         (d) changes the basis on which fees or other like payments are made or calculated;

         (e) in relation to the Senior Notes and the Senior Note Indenture only, amends the definition of Asset Sale or Section 4.03 (Asset Sales) of the Senior Note Indenture; or

         (f) in relation to the Senior Notes and the Senior Note Indenture only, introduces any new covenants, Defaults or Events of Default or amends the provisions of Section 6.01(4) or the related provisions of Section 6.03, 6.10 or 6.15 of the Senior
                  Note Indenture.

         "MCHI" means Marconi Communications Holdings, Inc., a Delaware corporation.

         "MCHI PLAN OF LIQUIDATION AND DISSOLUTION" shall have the meaning ascribed to it in the Indentures.

         "NEW BONDING FACILITY AGREEMENT" means the L50,000,000 (or the equivalent in other currencies) committed revolving bonding facility agreement dated 27 March 2003 among the New Bonding Facility Agent, the New Bonding Facility Banks, Marconi Corporation plc, Marconi Bonding Limited and the Indemnifying Companies for the issuance of bonds, guarantees, letters of credit, indemnities and similar instruments.

         "NEW BONDING FACILITY FINANCE PARTIES" means the Finance Parties (as defined in the New Bonding Facility Agreement).

         "NON-US GUARANTORS" means any Subsidiary of the Issuer which is a Guarantor, other than a US Guarantor.

         "NOTE TRUSTEES" means each of the Senior Note Trustee and the Junior Note Trustee and "NOTE TRUSTEE" means either of them.

         "NOTES" means the Senior Notes and the Junior Notes, collectively.

         "OBLIGOR" means each of the Issuer and the Guarantors.

         "ORIGINAL TRANSACTION SECURITY" means the Transaction Security as at the date hereof.

         "PARTY" means a party to this Deed.

         "PAYMENT DATE" means any date on which a payment, prepayment, purchase or redemption (whether such payment, prepayment, purchase or redemption is a payment, prepayment, purchase or redemption of principal, interest or premium or is a payment or prepayment of Additional Amounts, fees, commission or otherwise) is made or is permitted to be made by an Obligor (including, without limitation, whether directly or indirectly by use of amounts standing to the credit of an Escrow Account in accordance with the Escrow Agreement) in accordance and in compliance with the terms of the Relevant Documents.

         "PAYMENT STOP EVENT" means:

         (a) the failure by any Obligor to pay on the due date any amount payable under the Senior Notes or the Senior Note Indenture; and/or

         (b) the acceleration of amounts due under the Senior Notes or the Senior Note Indenture following the occurrence of an Event of Default under the Senior Notes or the Senior Note Indenture,

        PROVIDED THAT a Payment Stop Event shall cease to be continuing if:

         (i) the relevant Default under the Senior Notes or the Senior Note Indenture has been remedied or waived and, if amounts due under the Senior Notes have been accelerated, any such acceleration has been rescinded in accordance with the Senior
                  Note Indenture; or

         (ii) the Required Holders of at least a majority of the principal amount of the then outstanding Senior Notes consent in writing to the cessation of the relevant Payment Stop Event; or

         (iii)    the Secured Obligations arising under the Senior Notes and the
                  Senior Note Indenture have been discharged in full,
         and, in the case of (i), (ii) or (iii), the Senior Note Trustee will promptly issue a written notice to the other Debt Representatives, the Security Trustee and the Issuer notifying them that the relevant Payment Stop Event has ceased to be continuing.

         "PERMITTED PAYMENTS" means, in relation to any Relevant Document, Intra-Group Document or, as the case may be, Intra-Group Liability:

         (a) scheduled payments (which shall include the payment on demand of Intra-Group Liabilities which are payable on demand in accordance with the original terms of the relevant Intra-Group Liabilities) and mandatory prepayments of principal, premium, if any, and interest (including default interest) payable in accordance with the terms of the Relevant Document or Intra-Group Document;

         (b) the exercise of any right of set-off in relation to Intra-Group Liabilities;

         (c) any payment or reimbursement of costs, expenses, commitment fees, commissions, Taxes (other than a tax on income), letter of credit, bond or guarantee issuance fees and fees (including legal fees) payable to, and sums payable under any indemnity to, any agent, trustee or issuing bank (which for the avoidance of doubt shall include the Security Trustee, the Escrow Bank, the Note Trustees, the New Bonding Facility Agent and the New Bonding Facility Banks) payable in accordance with the terms of the Relevant Document, the Intra-Group Documents or the Interim Bonding Facility;

         (d) any payment of any Intra-Group Liabilities arising in respect of any indemnity, counter-indemnity, reimbursement, Tax gross-up or increased costs (whether arising under contracts or applicable law) of any Intra-Group Borrower to any Intra-Group Creditor in connection with any indemnity (whether arising under contract or applicable law) given by the Intra-Group Creditor to certain providers of Existing Performance Bonds or the Interim Bonding Facility;

         (e) sums payable in respect of any applicable indemnity, counter-indemnity, Tax gross-up or of any increased costs in accordance with the terms of the Relevant Documents or, as the case may be, the Intra-Group Documents;

         (f) prepayment in accordance with the terms of the Relevant Document, or as the case may be, of the Intra-Group Liabilities as a result of it becoming unlawful for an Obligor, a Secured Creditor, or as the case may be, an Intra-Group Creditor or an Intra-Group Borrower to perform its obligations under the Relevant Document or, as the case may be, in relation to the relevant Intra-Group Liabilities;

         (g) voluntary prepayment of Intra-Group Liabilities which are advanced as term loans under the Intra-Group Documents;

         (h) the purchase or acquisition of the Intra-Group Liabilities by a member of the Group in any manner which is not restricted by the terms of the Indentures;

         (i) application of amounts standing to the credit of the Escrow Accounts in prepayment of the Notes in accordance with the terms of the Escrow Agreement and the Indentures; and

         (j) the optional redemption, purchase, repurchase, acquisition or retiring for value, in the open market or otherwise and at any price by the Issuer or any Guarantors of any Senior Notes or Junior Notes in each case in accordance with and subject to the restrictions contained in the relevant Indenture,

         PROVIDED THAT save as expressly permitted by Section 4.11(c)(2) (Transaction with Affiliates) of the Senior Note Indenture and Section 4.10(c)(2) (Transaction with Affiliates) of the Junior Note Indenture, payments of any Intra-Group Liabilities owed by the Issuer or a Non-US Guarantor to a Subsidiary of the US Parent (as defined in the Indentures) shall be excluded from the definition of Permitted Payment.

         "POST-ACCELERATION PAYMENT PRIORITIES" shall mean the payment priorities set out in Schedule 5 (Post-Acceleration Payment Priorities).

         "PRE-ACCELERATION PAYMENT PRIORITIES" shall mean the payment priorities set out in Schedule 4 (Pre-Acceleration Payment Priorities).

         "RECEIVER" means a receiver or manager or administrative receiver of the whole or any part of the Transaction Security.

         "RELEVANT DOCUMENTS" means this Deed, any Agent/Trustee/New Bonding Facility Bank Accession Letter, any Guarantor Accession Letter, the Indentures, the Escrow Agreement, the Notes, the New Bonding Facility Agreement, the Security Documents (including the Guarantees of the Senior Notes, the Guarantee of the Junior Notes and the Composite Guarantee (each as defined in the Indentures), the Fee Letter and any Additional Remuneration Fee Letter and any notices issued and any other documents or agreements entered into in connection with or relating to such documents.

         "RELEVANT HOLDERS" means in relation to any tranche of Notes, the Required Holders of at least 25 per cent. of the principal amount of the then outstanding Notes in such tranche, PROVIDED THAT in relation to any instruction to any Note Trustee, if instructions inconsistent with such instructions have been given to the relevant Note Trustee by the holders of a majority of the principal amount of the then outstanding applicable Notes, then the holders of such majority shall be the "RELEVANT HOLDERS".

         "RELEVANT JURISDICTION" means, in relation to a Guarantor, its jurisdiction of incorporation, or, if not incorporated, its seat or principal place of business.

         "REQUIRED HOLDERS" shall have the meaning ascribed to it in the applicable Indenture.

         "SECURED CREDITORS" means the Security Trustee, any Receiver or Delegate, the Depositary, the Paying Agent, the Registrar, the Senior Note Trustee (for itself and as trustee for the holders of the Senior Notes), the Junior Note Trustee (for itself and as trustee for the holders of the Junior Notes), the Escrow Bank, the New Bonding Facility Agent and each of the New Bonding Facility Banks and their successors and assigns.

         "SECURED OBLIGATIONS" means all present and future indebtedness, liabilities and obligations (for the avoidance of doubt, including any liabilities and obligations which have been cash-collateralised by the Obligors) at any time of any Obligor under the Relevant Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

         (a)      any refinancing, novation, deferral or extension;

         (b) any obligation relating to any increase in the amount of such obligations;

         (c)      any claim for damages or restitution; and

         (d) any claim as a result of any recovery by an Obligor of a payment or discharge, or non-allowability, on the grounds of preference,

         and any amounts that would be included in any of the above but for any discharge, non-provability or unenforceability of those amounts in any insolvency or other proceedings (including interest accruing after the commencement of any insolvency or other proceedings).

         "SECURITY" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or any guarantee, indemnity or assurance against loss or arrangement having a similar effect.

         "SECURITY DOCUMENTS" means (1) the Initial Security Documents securing the Secured Obligations, (2) any other pledge agreements, security agreements, mortgages, deeds of trust and other agreements, instruments and documents entered into from time to time by the Issuer or any Subsidiary of the Issuer creating or granting any Guarantee, indemnity or Security in favour of any of the Secured Creditors or the Security Trustee, as trustee for the Secured Creditors, as security for any of the Secured Obligations and (3) any other agreements, instruments and documents executed and delivered pursuant to any of the foregoing, in the case of each of clauses (1) through (3), as amended, modified, restated or supplemented from time to time.

         "SECURITY TRUSTEE RESERVED MATTERS" shall have the meaning ascribed to it in Schedule 6 (Security Trustee Reserved Matters).

         "SENIOR NOTE INDENTURE" means the indenture pursuant to which the Senior Notes are issued.

         "SENIOR NOTES" means the US dollar denominated Guaranteed Senior Secured Notes due 2008 issued or to be issued by the Issuer.

         "SIGNIFICANT SUBSIDIARY" shall have the meaning ascribed to it in the relevant Indenture.

         "STANDSTILL EVENT" means the occurrence of a Default under the Senior Notes.

         "STANDSTILL NOTICE" means a notice delivered to the Security Trustee (with a copy to the Issuer and the other Debt Representatives) by the Senior Note Trustee in accordance with

         Clause 9.7 (Issue of Standstill Notice), notifying the Security Trustee of a Standstill Event.

         "STANDSTILL PERIOD" means the period from the date of issuance of a Standstill Notice and ending on the earlier of:

         (a) the expiration of a period of 179 days after the date of the issuance of such Standstill Notice by the Senior Note Trustee;

         (b) the date on which the Senior Note Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Default under the Senior Notes in respect of which that Standstill Notice was issued is no longer continuing;

         (c) the date on which the Senior Note Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Standstill Notice has been cancelled by the Senior Note Trustee acting on the instructions of the Required Holders of at least a majority of the aggregate principal amount of the then outstanding Senior Notes; and

         (d) the date on which the Senior Note Trustee has confirmed in writing to the Security Trustee (with a copy to the Issuer and the other Secured Creditors) that the Secured Obligations under the Senior Notes and the Senior Note Indenture have been discharged in full and there are no further liabilities under the Senior Notes or the Senior Note Indenture.

         "SUBSIDIARY" has the meaning ascribed to it in the applicable
         Indenture.

         "SWISS GUARANTOR" means any Guarantor whose Relevant Jurisdiction is Switzerland.

         "TAX" means any tax, duty, levy, impost, assessment or other governmental charge of whatever nature (including penalties, interest and other liabilities related thereto).

         "TRANSACTION SECURITY" means any guarantee (including the Guarantees) guaranteeing the payment of the Secured Obligations and any Security created or expressed to be created in favour of the Security Trustee or any Secured Creditor under the Security Documents.

         "TRUE UP AMOUNT" has the meaning ascribed to it in Clause 11.1 (Turnover).

         "TRUSTEE ACTS" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales.

         "US GUARANTORS" means the US Parent (as defined in the applicable Indenture) and any of its Subsidiaries that are Guarantors.

         "VAT" means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

1.2      INTERPRETATION

         1.2.1 Unless a contrary indication appears a reference in this Deed to:

                  (a) any "SECURITY TRUSTEE", "JUNIOR NOTE TRUSTEE", "SENIOR NOTE TRUSTEE", "NEW BONDING FACILITY AGENT", "NEW BONDING FACILITY BANK", "DEPOSITARY", "PAYING AGENT", "REGISTRAR", "ESCROW BANK", "GUARANTOR", "US GUARANTORS", "INTRA-GROUP CREDITOR" or "INTRA-GROUP BORROWER" shall be construed so as to include its successors in title, permitted assignees and permitted transferees and, in the case of the Security Trustee and the Note Trustees, any person for the time being appointed as security trustee, trustee or co-trustee in accordance with this Deed or the Relevant Document (as the case may be);

                  (b) "ASSETS" includes present and future properties, revenues and rights of every description;

                  (c) "REPAY", "REDEEM", "PREPAY" and "PAY" shall each include all others and "REPAID", "REPAYABLE" and "REPAYMENT", "REDEEMED", "REDEEMABLE" and "REDEMPTION", "PREPAID", "PREPAYABLE", "PREPAYMENT" and "PAID", "PAYABLE" and "PAYMENT" shall be construed accordingly;

                  (d) a "RELEVANT DOCUMENT" or any other agreement or instrument is a reference to that Relevant Document or other agreement or instrument, as the same may have been amended or novated as permitted by this Deed;

                  (e) "INDEBTEDNESS" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

                  (f) a "MANIFEST ERROR" means an error which is readily apparent on the face of the particular document without any reference to any other document;

                  (g) a "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organisation, limited liability company, state or agency of a state or government or other entity;

                  (h) a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation; and

                  (i) a provision of law is a reference to that provision as the same may be amended or re-enacted from time to time.

         1.2.2 Section, Clause and Schedule headings are for ease of reference only.

         1.2.3 An Event of Default is "CONTINUING" if it has not been remedied or waived.

1.3      THIS DEED

         References herein to "this Deed" mean this deed and include any accession letter and any deed or other document executed in accordance with the provisions hereof (as from time to time modified in accordance herewith) and expressed to be supplemental hereto.

1.4      APPLICATION OF AMOUNTS PAID

         If the Security Trustee (on the basis of legal advice received by it for this purpose) considers that an amount paid to the Security Trustee or any Secured Creditor for application in or towards repayment of the Secured Obligations is (having regard to circumstances then existing) capable of being avoided or otherwise set aside on the liquidation or administration of any Obligor or otherwise, then such amount shall not be considered to have been irrevocably paid and such Secured Obligations shall not be considered to have been discharged in full for the purposes of this Deed and the other Relevant Documents PROVIDED THAT the Security Trustee shall be entitled but not obliged, independently and in the absence of a request by a Secured Creditor, to investigate, enquire or consider whether a payment can be avoided or set aside on the liquidation or administration of an Obligor or otherwise.

1.5      CERTIFICATE OF AMOUNTS OWING

         A certificate of the Security Trustee setting forth the amount of any Secured Obligation (based on information provided to it pursuant to Clause 5.9 (Information)) owed by an Obligor shall, in the absence of manifest error, be prima facie evidence that such amount is due from such Obligor.

1.6      RESERVATION OF RIGHTS

         Notwithstanding any other provision of this Deed, the right of any Holder (as such term is defined in the applicable Indenture) of Notes to receive payment of principal and interest on, and any premium and Additional Amounts (if any) on such Notes held by such Holder, on or after the respective due dates expressed in such Notes, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

1.7      THIRD PARTY RIGHTS

         1.7.1 Unless expressly provided to the contrary in this Deed, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

         1.7.2 Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

2.       ADDITIONAL PARTIES

2.1      ADDITIONAL INTRA-GROUP PARTIES

         If: (i) a member of the Group is obliged under any Relevant Document to become; or (ii) the Issuer wishes a member of the Group to become, a Party as an Intra-Group Creditor or an Intra-Group Borrower, the Issuer shall notify the Security Trustee in writing of the same PROVIDED THAT in the case where the Issuer wishes a member of the Group to become a Party as an Intra-Group Creditor or an Intra-Group Borrower (but such member of the Group is not obliged under any Relevant Document to become such a

         Party) the prior written consent of the Security Trustee (acting on the instructions of the Instructing Trustee) shall be required before such member of the Group may become a Party.

2.2      ACCESSION OF INTRA-GROUP PARTIES

         The Issuer and the member of the Group that proposes to become an Intra-Group Party shall deliver to the Security Trustee an Intra-Group Accession Letter executed by the Issuer and the proposed Intra-Group Party. If requested by any Debt Representative, the Security Trustee shall request from the Issuer and/or the proposed Intra-Group Party details of the Intra-Group Liabilities and/or a copy of the relevant Intra-Group Documents (if any) to which the proposed Intra-Group Party is a party and the Issuer shall, or shall procure that the proposed Intra-Group Party shall, promptly provide the same to the Security Trustee. The Security Trustee shall promptly deliver such details and/or a copy of any such Intra-Group Document to the Debt Representative who made the original request. The Security Trustee shall be under no obligation to keep copies or records of any such Intra-Group Liabilities or Intra-Group Documents.

2.3      ADDITIONAL GUARANTORS

         If a member of the Group is to become an Additional Guarantor, either in accordance with the Indentures or at the request of the Issuer, the Issuer shall notify the Security Trustee of the same in writing and shall deliver to the Security Trustee:

         2.3.1 a duly executed Guarantor Accession Letter in respect of such member of the Group;

         2.3.2 an accession letter to the Guarantees (substantially in the form set out in such Guarantees) duly executed by the Issuer and the Additional Guarantor;

         2.3.3 an Opinion of Counsel (as defined in the Indentures) reasonably satisfactory to the Security Trustee as to the existence of such Additional Guarantor and the validity and binding effect of this Deed and the Guarantees on such Additional Guarantor; and

         2.3.4 a certificate certifying that the covenants in the Indentures relating to a member of the Group becoming an Additional Guarantor and the creation of valid, binding and perfected Security by such member of the Group have been complied with.

2.4      NOTICE OF ACCESSIONS

         Upon receipt by the Security Trustee of a duly completed Intra-Group Accession Letter in respect of an Intra-Group Party or a Guarantor Accession Letter in respect of an Additional Guarantor, the Security Trustee shall give notice thereof to the Secured Creditors and the Issuer.

2.5      EFFECTIVENESS OF ACCESSION

         Any Intra-Group Accession Letter delivered pursuant to Clause 2.2 (Accession of Intra-Group Parties) shall take effect, and the relevant member of the Group shall become an Intra-Group Party, on the date upon which the Intra-Group Accession Letter is delivered to the Security Trustee. Any Guarantor Accession Letter delivered pursuant to Clause
         2.3 (Additional Guarantors) shall take effect and the relevant member of the Group shall become a Party as a Guarantor, on the date upon which all of the conditions set out in sub-clauses 2.3.1 to 2.3.4 of Clause 2.3 (Additional Guarantors) are satisfied.

3.       PARALLEL DEBT OBLIGATION

3.1 Each Obligor hereby agrees and covenants with the Security Trustee by way of an abstract acknowledgement of debt that it shall pay to the Security Trustee sums equal to, and in the currency of, the Secured Obligations owing by it under the Relevant Documents (the "PRINCIPAL OBLIGATIONS") as and when the same fall due for payment under the Relevant Documents (the "PARALLEL OBLIGATIONS").

3.2 The Security Trustee shall have its own independent right to demand payment of the Parallel Obligations by the Obligors (such demand to be made in accordance with, and only in the circumstances permitted under, the Relevant Documents and only if permitted by this Deed). The rights of the Secured Creditors (other than the Security Trustee) or any person which a Secured Creditor represents to receive payment of the Principal Obligations are several from the rights of the Security Trustee to receive payment of the Parallel Obligations PROVIDED THAT the payment by an Obligor of its Parallel Obligations to the Security Trustee in accordance with this Clause 3 shall be a good discharge of the corresponding Principal Obligations and the payment by an Obligor of its Principal Obligations in accordance with the provisions of the Relevant Documents shall be a good discharge of the corresponding Parallel Obligations. In the event of a good discharge of any Principal Obligations the Security Trustee shall not be entitled to demand payment of the corresponding Parallel Obligations and such Parallel Obligations shall be discharged to the same extent. In the event of a good discharge of any Parallel Obligations the Secured Creditors or any person which a Secured Creditor represents shall not be entitled to demand payment of the corresponding Principal Obligations and such Principal Obligations shall be discharged to the same extent.

4.       CONSENT TO RELEVANT DOCUMENTS

4.1 Each of the Secured Creditors (other than the Security Trustee) hereby consents, for all purposes, to the entry into and performance of the Relevant Documents (including this Deed) by the parties thereto and to the giving by the Obligors of the Transaction Security so that such actions shall not constitute a Default or an Event of Default under any of the Relevant Documents or with respect to any of the Secured Obligations.

4.2 The Intra-Group Parties agree that the governing law of the Security Documents creating the Transaction Security in respect of the Intra-Group Liabilities shall apply to the relevant Intra-Group Document pursuant to which the relevant Intra-Group Liabilities arise and, if the relevant Intra-Group Liabilities are not evidenced or outstanding under an Intra-Group Document, shall apply to the relevant Intra-Group Liabilities themselves. Such governing law shall override any express choice of law in the relevant Intra-Group Documents or otherwise agreed between the relevant Intra-Group Parties.

5.       THE SECURITY AND THE GUARANTEES

5.1      THE ORIGINAL TRANSACTION SECURITY

         5.1.1 The Parties acknowledge and agree that the Original Transaction Security to be held by, or to the order of, the Security Trustee upon the trusts contained in this

                  Deed shall be comprised by the benefit of the Original Transaction Security arising in favour of the Security Trustee for itself and/or each of the Secured Creditors under each of the Security Documents and/or all notices of assignment or charge given pursuant to any of the Security Documents and all acknowledgements given in respect of such notices.

         5.1.2 Each Intra-Group Party hereby consents to the creation of Security pursuant to the terms of the Security Documents by the relevant Intra-Group Creditor to whom it owes Intra-Group Liabilities (such Security being in relation to all of the Intra-Group Creditor's right, title and interest from time to time in and to each of the relevant Intra-Group Liabilities and the relevant Intra-Group Documents (if any)).

5.2      ADDITIONAL SECURITY

         Subject to the provisions of this Deed, the Security Trustee may from time to time accept the benefit of additional Security (additional to the Original Transaction Security) granted to it as security for the Secured Obligations and such additional Security shall be held by, or to the order of, the Security Trustee upon the trust contained in this Deed. The Security Trustee shall not be obliged to accept the benefit of any such Security if in its absolute discretion (such discretion to be exercised reasonably and in a timely fashion) it considers the taking of such Security to be prejudicial to it in its capacity as Security Trustee under the Relevant Documents.

5.3      RELEASE OF TRANSACTION SECURITY ON DISCHARGE OF SECURED OBLIGATIONS

         At the written request and cost of the Issuer and having received prior written instructions from all Debt Representatives (upon which the Security Trustee may rely without further enquiry) confirming that:

         5.3.1 all of the Secured Obligations have been paid and discharged in full; and

         5.3.2 none of the Secured Creditors, nor any person which a Debt Representative represents, is under any further actual or contingent obligation to make advances or provide other financial accommodation to the Issuer or any other Obligor under any of the Relevant Documents, the Security Trustee shall release the Transaction Security and where applicable reassign or transfer any relevant assets, rights or properties that are subject to the Transaction Security and in doing so shall take such steps as are specifically and expressly required under the relevant Security Documents or, as the case may be, required under the law of the relevant jurisdiction for such purpose as soon as reasonably practicable. For the avoidance of doubt, it is agreed that if any Debt Representative (on the basis of legal advice received by it for this purpose) considers that an amount paid to the Security Trustee or any Secured Creditor that it represents for application in or towards repayment of the relevant Secured Obligations is (having regard to the circumstances then existing) capable of being avoided or otherwise set aside on the liquidation or administration of any Obligor or otherwise, such Debt Representative shall not be obliged to provide the Security Trustee with any confirmation pursuant to this Clause 5.3, such amount shall not be considered to have been paid and such Secured Obligations shall not be considered to have been discharged in full and the Security Trustee shall not be obliged to release the relevant Transaction Security.

5.4      RELEASE OF TRANSACTION SECURITY IN CONNECTION WITH PERMITTED DISPOSALS

         5.4.1 The Security Trustee shall (and is hereby instructed by each Secured Creditor and every other Party), upon the receipt of a written request (such request to be delivered to the Security Trustee at least 5 Business Days before the date of a proposed disposal) from the Issuer (in which the Issuer certifies either that the disposal is not an Asset Sale or is not prohibited by the Indentures) and at the cost of the Issuer, execute, at or immediately prior to the time of disposal, on behalf of itself and each other Secured Creditor and every other Party where required and without the need for any further referral, instruction or authority from any person, all releases of or, where applicable, reassignments or transfers in connection with, any of the Transaction Security which relates to an asset which is the subject of such a disposal by any Obligor (PROVIDED THAT in so doing the Security Trustee shall only take such steps as are specifically and expressly required under the relevant Security Documents or, as the case may be, required under the law of the relevant jurisdiction for the purpose of releasing, reassigning or transferring the asset subject to the relevant Transaction Security). For the avoidance of doubt, the requirements of this sub-clause 5.4.1 shall not apply to any disposal (not being an Asset Sale or a disposal prohibited by the Indentures) of an asset where as a matter of law such asset may be disposed of free of the Security created by the Security Documents without the need for any action by the Security Trustee or, as the case may be, the Secured Creditors. If requested by the Issuer, any other Obligor or any person, the Security Trustee will issue a certificate of non-crystallisation (or its equivalent under any applicable law) in relation to any Security which is, or is the equivalent of a floating charge, only upon receipt from the Obligor making the disposal, of a certificate certifying that there has been no event resulting in a crystallisation of the floating charge (or its equivalent) in relation to such Security.

         5.4.2 If an asset which is being disposed of by an Obligor consists of all of the shares in the share capital of a Guarantor or, as the case may be, an Intra-Group Party or any holding company of a Guarantor or, as the case may be, any holding company of an Intra-Group Party, the Security Trustee shall be (upon receipt of a certificate from such Guarantor (or if such Intra-Group Party is not a Guarantor, from the Intra-Group Party) certifying that it is neither owed nor does it owe any Intra-Group Liabilities) (other than liabilities which are certified in such certificate as being liabilities owed to such Guarantor or, as the case may be, such Intra-Group Party or by such Guarantor or, as the case may be, such Intra-Group Party which (i) were not in existence as at the date hereof and (ii) would have been permitted by the definitions of "PERMITTED DEBT" and/or "PERMITTED INVESTMENTS" contained in the Indentures or pursuant to the covenants contained in
                  Section 4.04 of the Senior Indenture and Section 4.03 of the Junior Note Indenture titled "Restricted Payments" had such liability been incurred immediately following such disposal) and is hereby instructed by each

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                  other Secured Creditor and each Obligor, to execute (at or immediately before the time of the relevant disposal) on behalf of each Secured Creditor and each Obligor:

                  (a) a release of the relevant Guarantor or Intra-Group Party (as the case may be), and any Subsidiary thereof which is a Guarantor or Intra-Group Party (as the case may be), from all liabilities it may have, both actual and contingent, in its capacity as a Guarantor or Intra-Group Party (as the case may be) including, for the avoidance of doubt, all such liabilities under this Deed (and any liability to any other Obligor by way of guarantee, contribution or indemnity in connection with any Transaction Security provided by such other Obligor); and

                  (b) a release of or, where applicable, a reassignment or transfer of the assets in connection with any Transaction Security granted by that Guarantor or Subsidiary over any of its assets, rights or properties under any of the Security Documents (PROVIDED THAT in so doing the Security Trustee shall only take such steps as are specifically and expressly required under the relevant Security Documents or, as the case may be, required under the law of the relevant jurisdiction for the purpose of releasing or reassigning the relevant Transaction Security).

         5.4.3 If any disposal contemplated under sub-clauses 5.4.1 or 5.4.2 of this Clause 5.4 is certified by the Issuer as being an Asset Sale, the Security Trustee will only take the actions set out in sub-clause 5.4.1 and sub-clause 5.4.2 of this Clause 5.4 if the Issuer has provided the Security Trustee, with a copy to each Debt Representative, with a certificate:
                  (i) stating that such disposal is permitted under the Indentures; (ii) stating that no Event of Default has occurred and is continuing under the Indentures; (iii) detailing the assets which are subject to the disposal; and (iv) certifying that the proceeds of such disposal are to be applied in accordance with the Indentures and the Escrow Agreement, PROVIDED ALWAYS THAT in the absence of manifest error the Security Trustee may rely on any such certificate without further investigation.

5.5      RELEASE OF GERMAN SECURITY

         In the event that the Security Trustee is legally obliged to do so under the laws of the Federal Republic of Germany or by an order of a German court with jurisdiction, the Security Trustee shall, at the cost of the relevant Obligor, release the German Security without the need for any further instruction or authority from any person and where applicable reassign or transfer any relevant assets, rights or properties that are subject to the German Security and in doing so shall take such steps as are specifically and expressly required under German law for such purpose as soon as reasonably practicable PROVIDED THAT without prejudice to the foregoing, the Security Trustee shall promptly provide the Secured Creditors with a copy of any court documents or orders received by it.

5.6      AGREEMENT NOT TO SET ASIDE

         Save for in relation to a breach by the Security Trustee of its obligations under Clause 5.3 (Release of Transaction Security on Discharge of Secured Obligations), Clause 5.4 (Release Transaction Security in Connection with Permitted Disposals) and Clause 5.5 (Release of German Security), no Obligor shall (and the Issuer shall ensure that no Obligor will), without the prior written consent of all Debt Representatives, take any step in connection with any court proceeding or apply to or petition any court for an order requiring the Security Trustee to release, reassign or transfer, all or any part of the Security constituted by the Security Documents.

5.7      RELEASE OF GUARANTEES

         At the written request and cost of the Issuer and having received prior written instructions from the relevant Note Trustee (upon which the Security Trustee may rely without further inquiry) confirming that the conditions set out in Section 9.01 (Satisfaction and Discharge) of the applicable Indenture have been satisfied, the Security Trustee shall execute on behalf of the relevant Note Trustee a release of each Guarantor from all liabilities it may have, under the Guarantee to which it is a party provided that such release shall only be made in respect of the Guaranteed Obligations arising under the Senior Note and the Senior Note Indenture or, as the case may be, the Junior Notes and the Junior Note Indenture.

5.8      RELEASE OF MCHI

         At the written request and cost of the Issuer and having received a certificate from the Issuer addressed to the Security Trustee and the other Secured Creditors (upon which the Security Trustee may rely without further inquiry) confirming that, subject to the releases referred to in paragraphs (a) and/or (b) below MCHI has completed all distributions to the stockholders of MCHI pursuant to and in accordance with the MCHI Plan of Liquidation and Dissolution, the Security Trustee shall (and is hereby instructed by each Secured Creditor and every other party) execute on behalf of itself and each other Secured
         Creditor:

         (a) a release of MCHI from all liabilities it may have, both actual and contingent, in its capacity as a Guarantor guaranteeing the Secured Obligations and all such obligations under this Deed; and

         (b) a release of any Transaction Security granted by MCHI over any of its assets, rights or properties under any of the Security Documents and shall, where applicable, reassign or transfer any relevant assets, rights or properties of MCHI that are subject to the Transaction Security (provided that in so doing the Security Trustee shall only take such steps as are specifically and expressly required under the relevant Security Documents or, as the case may be, required under the law of the relevant jurisdiction for the purpose of releasing or reassigning the relevant Transaction Security).

5.9      INFORMATION

         5.9.1 Each Secured Creditor shall, if requested by the Security Trustee, provide to the Security Trustee accurate and up-to-date information (certified by the relevant Secured Creditor as being accurate and up to date) as to the Secured Obligations owing to it or to any person whom such Secured Creditor represents so as to enable the Security Trustee to perform its functions and duties under this Deed. Each such certificate shall be in a form reasonably required by the Security Trustee. The Security Trustee shall not take into account for the purpose of the application of moneys in accordance with this Deed, any amounts of which it has not been notified by the relevant Secured Creditor.

         5.9.2 Upon becoming aware of any Default or Event of Default under any Relevant Document, the Issuer shall immediately deliver to the Security Trustee and the Debt Representatives a notice specifying such Default or Event of Default.

         5.9.3 The Senior Note Trustee shall promptly notify the Security Trustee in writing (with a copy of such notice to be provided to the other Debt Representatives and the Issuer) upon the occurrence of Payment Stop Event and/or Standstill Event (a notice of a Standstill Event shall be contained in a Standstill Notice).

6.       TRUST FOR SECURED CREDITORS

6.1      DECLARATION OF TRUST

         To the extent the Transaction Security is not transferred, charged or granted to the Security Trustee on trust and subject to the provisions of Clause 6.4 (Declaration of Trust and Appointment as Administrator (Germany)), Clause 6.5 (Declaration of Trust and Appointment as Administrator (Italy)), Clause 6.6 (Declaration of Trust and Appointment as Administrator (Mexico)), and Clause 6.7 (Appointment of Security Trustee as Attorney-in-Fact (Brazil)) the Security Trustee declares itself trustee of the Transaction Security to hold the same on trust for the Secured Creditors on terms and subject to the conditions set out in this Deed. The following provisions are supplementary to the provisions of the Trustee Act 1925.

6.2      TRUST

         6.2.1 The Security Trustee shall have only those duties, obligations and responsibilities expressly specified in the Security Documents, the Escrow Agreement and this Deed and no duties, obligations and responsibilities shall be inferred or implied.

         6.2.2 In performing or carrying out its duties, obligations and responsibilities, the Security Trustee shall be considered to be acting only in a mechanical and administrative capacity (save as expressly provided in the Security Documents, the Escrow Agreement or this Deed) and shall not have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with, any Obligor (save in respect of certain notification requirements as expressly provided in the Security Documents and those obligations referred to in sub-clause 14.4.5 of Clause 14.4 (Excluded Obligations) of this Deed).

6.3      COVENANT TO PAY

         Subject to Clause 24.5 (Guarantee Limitations), each Obligor hereby covenants with the Security Trustee as trustee for the Secured Creditors that such Obligor shall on demand of the Security Trustee discharge all obligations which such Obligor may at any time have to the Security Trustee (whether for its own account or as trustee for the Secured Creditors) or any of the other Secured Creditors (whether for their own account or as trustee or agent of the persons who such Secured Creditors represent or for whom they act) under or pursuant to the Relevant Documents (including this Deed) including any liability in respect of any further advances made under the Relevant Documents, whether present or future, actual or contingent (and whether incurred solely or jointly and whether as principal or as surety or in some other capacity) and each Obligor shall pay to the Security Trustee when due and payable every sum at any time owing, due or incurred by such Obligor to the Security Trustee (whether for its own account or as trustee for the Secured Creditors) or any of the other Secured Creditors (whether for their own account or as trustee or agent of the persons who such Secured Creditors represent or for whom they act) in respect of any such liabilities.

6.4      DECLARATION OF TRUST AND APPOINTMENT AS ADMINISTRATOR (GERMANY)

         6.4.1    The Security Trustee shall:

                  (a) hold and administer any German Security which is security assigned
                           (Sicherungseigentum/Sicherungsabtretung) or otherwise transferred under a non-accessory security right (nicht akzessorische Sicherheit) to it as a trustee (Treuhander) for the benefit of the Secured Creditors; and

                  (b) hold and administer any German Security which is pledged (Verpfandung) or otherwise transferred to it under an accessory security right (akzessorische Sicherheit) for the benefit of the Secured Creditors.

         6.4.2 Each Secured Creditor (other than the Security Trustee) hereby authorises the Security Trustee:

                  (a) to exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Security Trustee by the German Security Documents together with such powers and discretions as are reasonably incidental thereto; and

                  (b) to take such action on its behalf as may from time to time be authorised under or in accordance with the German Security Documents.

         6.4.3 The Security Trustee shall be exempted from the restrictions of Section 181 of the German Civil Code.

         6.4.4 Each Secured Creditor (other than the Security Trustee) hereby ratifies and approves all acts previously done by the Security Trustee on such Secured Creditor's behalf in relation to the German Security Documents.

6.5      DECLARATION OF TRUST AND APPOINTMENT AS ADMINISTRATOR (ITALY)

         Each Secured Creditor (other than the Security Trustee):

         6.5.1 appoints the Security Trustee to be its "mandatario con rappresentanza" (common representative) for the purpose of executing the Italian Security Documents in the name and on behalf of the Secured Creditors, with the power to determine and agree any term and condition of such Italian Security Documents, execute any other agreement or instrument, give or receive any notice and take any other action and exercise any right, remedy, power and discretion in relation to the creation, perfection, maintenance, enforcement and release of the security created under the Italian Security Documents;

         6.5.2 undertakes to ratify and approve such action in the name of and on behalf of the Secured Creditors by the Security Trustee acting in such capacity in relation to the Italian Security Documents; and

         6.5.3 agrees that the provisions of this Deed which apply to the Security Trustee in its capacity as trustee shall apply to it in its capacity as the Secured Creditors' common representative.

6.6      DECLARATION OF TRUST AND APPOINTMENT AS ADMINISTRATOR (MEXICO)

         Each Secured Creditor (other than the Security Trustee):

         6.6.1 hereby authorises the Security Trustee to take such action as agent on its behalf and for its benefit and to exercise such powers under this Deed and the other Relevant Documents as are delegated to the Security Trustee by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Without prejudice to the foregoing, each Secured Creditor hereby grants in favour of the Security Trustee a mandate (comision mercantil), as referred to in
                  Article 273 of the Mexican Code of Commerce (Codigo de Comercio) pursuant to which the Security Trustee is granted full authority to carry out, on behalf and for the benefit of the Secured Creditors, any and all actions necessary to: (a) comply with and perform its obligations and duties under the Mexican Security Documents and those arising under this Deed; and (b) execute and deliver the Mexican Security Documents and to perform each and every obligation and duty set forth therein; and

         6.6.2 if required by applicable law or reasonably requested by the Security Trustee, agrees to execute and deliver to the Security Trustee, and register in every public registry in Mexico in which such registration is necessary, a notarised Mexican public deed appointing the Security Trustee and any officer or agent thereof, as the case may be, its attorney-in-fact for the purposes of exercising the rights and remedies of such party referred to in sub-clause 6.6.1 of this Clause 6.6.

6.7      APPOINTMENT OF SECURITY TRUSTEE AS ATTORNEY-IN-FACT (BRAZIL)

         6.7.1 Each of the Secured Creditors (other than the Security Trustee) irrevocably appoints the Security Trustee to be its attorney-in-fact for the purposes set out in this Clause 6.7.

         6.7.2 The Security Trustee may in the name and on behalf of each Secured Creditor sign, execute and deliver the Brazilian Security Documents and any amendments thereto and execute, deliver and perfect all deeds, instruments and do all acts and things which may be required (or which a Secured Creditor considers expedient or desirable) for carrying out any action specifically designated in the Brazilian Security Documents as an action to be carried out by the Security Trustee.

         6.7.3 The Security Trustee has full power to delegate the powers conferred on it by this Clause 6.7 but no such delegation will preclude the subsequent exercise of such power by the Security Trustee itself or preclude the Security Trustee from making a subsequent delegation thereof to some other person and any such delegation may be revoked by the Security Trustee at any time.

         6.7.4 Each Secured Creditor will ratify and confirm all transactions entered into by the Security Trustee or any delegate of the Security Trustee in the exercise or purported exercise of the Security Trustee's or, as the case may be, Delegate of the Security Trustee's powers.

         6.7.5 Each Secured Creditor will at the request from time to time of the Security Trustee enter into and duly execute such further power or powers of attorney in a form and substance acceptable to the Security Trustee.

         6.7.6 The Parties acknowledge and agree that any and all actions which the Security Trustee is entitled or required to perform under or in connection with the Brazilian Security Documents (or any amendments thereto) shall be carried out by the Security Trustee only in its capacity as attorney-in-fact of the Secured Creditors.

6.8      NO INDEPENDENT POWER

         6.8.1 The Secured Creditors (other than the Security Trustee, a Receiver or a Delegate) shall have no independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Security Documents unless the Security Trustee, Receiver or, as the case may be, Delegate, having been obligated to do so, fails to do so within a reasonable time and such failure is continuing or, in the case of the Italian Security Documents, as otherwise provided for by mandatory provision of Italian law.

         6.8.2 Any money recovered by a Secured Creditor in accordance with the provisions of this Clause 6.8 shall be immediately turned over to the Security Trustee in accordance with Clause 11 (Turnover by the Secured Creditors) and the Security Trustee is hereby irrevocably instructed by the Secured Creditors to apply such monies in accordance with this Deed.

7.       AMENDMENTS, CONSENTS AND WAIVERS

7.1      PROCEDURE FOR AMENDMENTS, CONSENTS AND WAIVERS

         7.1.1 The Security Trustee may, if requested by any other Secured Creditor or the Issuer, without the need to obtain instructions from the Debt Representatives, agree to any amendment that has been requested by such Secured Creditor or the Issuer to be made to this Deed or any other Relevant Document to which it is a party where in the sole opinion of the Security Trustee such amendment is to be made to correct a manifest error or is of a formal, minor, administrative or technical nature.

         7.1.2 Without prejudice to sub-clause 7.1.1 of this Clause 7.1 and subject to Clause 7.2 (Entrenched Rights) and Clause 7.3 (Entrenched Rights of the Security Trustee), in respect of any proposed amendment to be made to, and any proposed consent or waiver to be made or given in relation to, any provision of any Relevant Document (other than this Deed) to which the Security Trustee is a party, the Security Trustee shall not agree to any such amendment or grant any such waiver or consent without the prior written instructions of:

                  (a) prior to the discharge in full of the Secured Obligations arising under the Senior Notes and the Senior Note Indenture, the Senior Note Trustee (with the Senior Note Trustee confirming to the Security Trustee that it is acting on the instructions of the Required Holders of the Senior Notes); and

                  (b) following the discharge in full of the Secured Obligations arising under the Senior Notes and the Senior Note Indenture but prior to the payment in full of the Secured Obligations arising under the Junior Notes and the Junior Note Indenture, the Junior Note Trustee (with the Junior Note Trustee confirming to the Security Trustee that it is acting on the instructions of the Required Holders of the Junior Notes).

         7.1.3 Without prejudice to sub-clause 7.1.1 of this Clause 7.1 and subject to Clause 7.2 (Entrenched Rights) and Clause 7.3 (Entrenched Rights of the Security Trustee), the Parties acknowledge and agree that any amendment to, and any consent or waiver in relation to any provision of this Deed shall require the prior written consent of each Debt Representative and the Issuer.

         7.1.4    Except for amendments:

                  (a) made to correct a manifest error or which relate to formal, minor, administrative or technical matters; or

                  (b) which are required by sub-clause 7.1.7 of this Clause 7.1; or

                  (c) which are permitted under clauses (2), (3), (4), (5) and (6) of Section 10.02 (Supplemental Indentures without Consent of Holders) of the Junior Note Indenture; or

                  (d) which are made with the prior written consent of the Senior Note Trustee,

                  the Issuer and the Junior Note Trustee hereby acknowledge and agree that until all Secured Obligations arising under the Senior Notes and the Senior Note Indenture have been discharged in full, no amendments to the Junior Notes or the Junior Note Indenture are permitted and no such amendment will be made.

         7.1.5 Each Secured Creditor acknowledges and agrees that the Senior Note Trustee (without the need for the consent of the other Secured Creditors or the Obligors (other than the consent of the Issuer)) acting on the instructions of the Required Holders under the Senior Note Indenture, may waive and/or amend the provisions of the Senior Notes and/or the Senior
                  Note Indenture PROVIDED THAT the Senior Note Trustee and the Issuer hereby agree that they will not waive and/or amend the provisions of the Senior Notes and/or the Senior Note
                  Indenture:

                  (a) without the prior consent of the Required Holders (as defined in the Junior Note Indenture) of at least a majority of the principal amount of the then outstanding Junior Notes, if such amendment or waiver would constitute a Material Amendment; and

                  (b) without the relevant consents required and/or set out in the Senior Note Indenture.

         7.1.6 Each Secured Creditor acknowledges and agrees that the New Bonding Facility Agent may (subject to the terms of the New Bonding Facility Agreement) with the consent of the Issuer waive or amend the provisions of the New Bonding Facility Agreement PROVIDED THAT the New Bonding Facility Agent, the New Bonding Facility Banks and the Issuer hereby agree that they will not waive or amend the provisions of the New Bonding Facility Agreement if such waiver or amendment would:

                  (a)      constitute a Material Amendment;

                  (b) (without prejudice to the provisions of clause 2.3 (Extension of the Facility) of the New Bonding Facility Agreement), extend the Availability Period (as defined in the New Bonding Facility Agreement) of the New Bonding Facility Agreement;

                  (c) have the effect of incorporating new covenants and/or Events of Default into the New Bonding Facility Agreement; or

                  (d) have the effect of rendering the existing covenants and/or Events of Default contained in the New Bonding Facility Agreement more onerous for the obligors under the New Bonding Facility Agreement.

         7.1.7 Each Secured Creditor acknowledges, and the Junior Note Trustee and the Issuer hereby undertakes, that if the Senior Note Trustee confirms to the Junior Note Trustee and the Issuer that the holders of the Senior Notes have agreed to waive a Default or Event of Default arising in respect of the Senior Notes or the Senior Note Indenture and/or have agreed to amend the terms of any covenant in the Senior Notes and/or the Senior Note Indenture during any Standstill Period to address the circumstances which resulted in a Default or Event of Default, the Issuer and the Junior Note Trustee (without the need for obtaining the consent of the holders of the Junior Notes PROVIDED THAT, in the case of any amendment, such amendment is not a Material Amendment) will enter into a supplemental indenture and/or any other documents that may be required to provide a waiver to the same effect and/or amend the Junior Notes and the Junior Note Indenture to the same effect.

         7.1.8 Each Secured Creditor acknowledges and agrees that the Escrow Agreement may be amended only with the consent of each party thereto and each Note Trustee.

         7.1.9 Each Obligor, each Intra-Group Creditor and each Intra-Group Borrower (in each case other than the Issuer) agrees that its consent will not be required to

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

                  implement any amendments, consents or waivers effected pursuant to this Clause 7.1 and that it will be bound by any such amendments, consents or waivers once implemented in accordance with this Clause 7.1.

7.2      ENTRENCHED RIGHTS

         Notwithstanding the provisions of Clause 7.1 (Procedure for Amendments, Consents and Waivers):

         7.2.1 No amendment to or consent or waiver in respect of this Deed or any other Relevant Document shall be effective if the proposed amendment, consent or waiver:

                  (a) changes the ranking or priority of a Secured Creditor set out in Schedule 4 (Pre-Acceleration Payment Priorities) or Schedule 5 (Post-Acceleration Payment Priorities);

                  (b) has the effect of changing a date on which payment of principal, interest or any other sum due to a Secured Creditor is to be made, or has the effect of reducing the amount of principal, interest or any other sum due to a Secured Creditor on any date, or altering the method of calculating the amount of any payment of any amount or the date for payment to a Secured Creditor;

                  (c) has the effect of changing the currency of payment of any amount due to a Secured Creditor;

                  (d) has the effect of requiring from a Secured Creditor additional undertakings or indemnities or has the effect of increasing the scope of any existing undertakings or indemnities provided by a Secured Creditor; or

                  (e) has the effect of changing any provision of any Relevant Document that expressly requires the consent of a Secured Creditor,

                  unless the Security Trustee, further to a written request from the Issuer or a Secured Creditor, has requested and has received from each of the Debt Representatives who are, or who represent persons who are, affected in a manner set out in paragraphs (a) to (e) above, such Debt Representative's prior written approval to such amendment, consent or waiver PROVIDED THAT an amendment or waiver pursuant to sub-clause 7.1.7 of Clause 7.1 (Procedure for Amendments, Consents and Waivers) which falls within paragraph (e) above shall not require the approvals or consents set out in this sub-clause 7.2.1 of Clause 7.2 (Entrenched Rights).

         7.2.2 No amendment, consent or waiver relating to this Deed or any other Relevant Document to which the Security Trustee is a party shall be effective if the proposed amendment, consent or waiver has the effect of substituting another entity as principal obligor for any Obligor or:

                  (a)      amends the provisions of this Clause 7.2;

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                  (b)      amends the definition of "Security Documents",
                           "Obligors", "Relevant Document" or "Secured
                           Obligations";

                  (c) releases any of the Transaction Security otherwise than as envisaged in Clause 5 (The Security); or

                  (d) amends Clause 12.4 (Preservation of Liabilities) or Clause 10 (Action and Enforcement Action),

                  unless the Security Trustee, further to a written request from the Issuer or a Secured Creditor has requested and has received the written approval of each Debt Representative to such amendment, consent or waiver.

7.3      ENTRENCHED RIGHTS OF THE SECURITY TRUSTEE

         Notwithstanding the provisions of sub-clause 7.1.2 and 7.1.3 of Clause
         7.1 (Procedure for Amendments, Consents and Waivers) and Clause 7.2 (Entrenched Rights), no amendment, consent or waiver with respect to this Deed or any other Relevant Document to which the Security Trustee is a party shall, without the Security Trustee's prior written consent, be made or effected if the Security Trustee, in its sole and absolute opinion, notifies the Debt Representatives that such amendment, consent or waiver relates to or would or may have the effect of changing the Security Trustee Reserved Matters or any of the Security Trustee's obligations under this Deed or any other Relevant Document to which it is a party.

8.       RANKING OF SECURED OBLIGATIONS AND PRIORITIES

8.1      PERMITTED ACTIONS

         8.1.1    Each of the Parties agrees and acknowledges that:

                  (a) the Obligors may pay, prepay, repay, redeem or purchase:

                           (i) the Secured Obligations owing under the Senior Notes and/or the Senior Note Indenture on each relevant Payment Date in accordance with the Senior Notes, the Senior
                                    Note Indenture and this Deed; and

                           (ii) any Secured Obligations owing under the New Bonding Facility Agreement (including payments or repayments by way of cash collateralisation or the provision of letters of credit, guarantees or similar instruments) on each relevant Payment Date in accordance with the terms thereof and this Deed;

                  (b) the Obligors may pay all fees, costs and expenses owed to, and incurred by, the Security Trustee, the Depositary, the Note Trustees, the Escrow Bank and the New Bonding Facility Agent pursuant to the terms and conditions of the Relevant Documents and this Deed;

                  (c) the Obligors may pay, prepay, repay, redeem or purchase the Secured Obligations owing under the Junior Notes and/or the Junior Note Indenture PROVIDED THAT such payments constitute Permitted Payments and are made in accordance with the Junior Notes, the Junior Note Indenture and this Deed; and

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

                  (d) the Note Trustees, as trustees for the holders of the relevant Notes, and the New Bonding Facility Agent, as trustee for the New Bonding Facility Banks, may, with the Security Trustee's prior written consent (not to be unreasonably withheld or delayed) take, accept or receive the benefit of any Security (additional to the Original Transaction Security) only if the same Security is at the same time granted to and held by the Security Trustee as trustee for the Secured Creditors under the terms of this Deed.

         8.1.2 The Intra-Group Creditors acknowledge and agree that any rights they may have against the Intra-Group Borrowers in relation to Intra-Group Liabilities are hereby subordinated to the rights of the Secured Creditors against the Obligors and the Intra-Group Borrowers in accordance with the terms of this Deed.

8.2      PRE-ACCELERATION PAYMENT PRIORITIES

         8.2.1 Unless the Senior Note Trustee has notified the other Secured Creditors (other than the Escrow Bank) in writing that a Payment Stop Event has occurred and is continuing, all monies credited to the Mandatory Redemption Escrow Account shall be applied in accordance with the Pre-Acceleration Payment Priorities and all monies credited to the Existing Performance Bond Escrow Account shall be applied in accordance with the terms of the Escrow Agreement.

         8.2.2 Upon the occurrence of an Event of Default under clause 24.1 (Non-Payment) of the New Bonding Facility Agreement and at any time thereafter whilst the same is continuing, but prior to the New Bonding Facility Agent being notified by the Senior Note Trustee of the occurrence of a Payment Stop Event, the New Bonding Facility Agent shall (on its own behalf and on behalf of the New Bonding Facility Banks), having notified the other Debt Representatives of the occurrence of such Event of Default, be entitled to demand, in accordance with the terms of the New Bonding Facility Agreement, from the Indemnifying Companies under the New Bonding Facility Agreement an amount sufficient to ensure that the Secured Obligations arising under the New Bonding Facility Agreement are fully cash-collateralised.

8.3      POST-ACCELERATION PAYMENT PRIORITIES

         8.3.1 Upon being notified in writing by the Senior Note Trustee that a Payment Stop Event has occurred and is continuing the Security Trustee will promptly instruct the Escrow Bank:

                  (a)      to act in accordance with sub-clause 9.8.1 of Clause
                           9.8 (Standstill Period and Payments from Escrow Accounts); and

                  (b) following the date of such notification and whilst the relevant Payment Stop Event is continuing and after giving effect to any payment required by sub-clause 9.8.1, to pay all monies credited to the Mandatory Redemption Escrow Account to the Security Trustee and the Security Trustee is hereby irrevocably instructed by the Secured Creditors to pay such monies, together with the proceeds of all recoveries actually received by it in its capacity as Security Trustee pursuant to any Enforcement Action, in accordance with the Post-Acceleration Payment Priorities

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

                           PROVIDED THAT the Security Trustee shall only instruct the Escrow Bank to make a payment out of the Mandatory Redemption Escrow Account under this paragraph (b) if the amounts standing to the credit of the Mandatory Redemption Escrow Account (as confirmed by the Escrow Bank) is equal to or greater than US$4,000,000 (or the Dollar Equivalent). For the avoidance of doubt, if a Payment Stop Event has ceased to be continuing and PROVIDED THAT no Standstill Period is in effect, monies credited to the Mandatory Redemption Escrow Account shall be applied in accordance with Clause 8.2 (Pre-Acceleration Payment Priorities).

                  8.3.2 Upon being notified by the Senior Note Trustee of the occurrence of (a) an Enforcement Event or (b) a payment Event of Default under the Senior Notes and/or the Senior Note Indenture, the Security Trustee will promptly instruct the Escrow Bank to pay all monies credited to the Existing Performance Bond Escrow Account in accordance with the Escrow Agreement.

8.4      PERMITTED DEDUCTIONS

         The Security Trustee shall be entitled to make, pay and set aside by way of reserve from any money it receives in its capacity as Security Trustee amounts sufficient to enable it to make and pay:

                  8.4.1 any liabilities, costs, fees and expenses it or any of its Delegates may suffer or incur in or as a consequence of the performance of its obligations under this Deed or any other Relevant Document to which the Security Trustee is a party or any deductions and/or withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Deed or any other Relevant Document to which the Security Trustee is a party; and

                  8.4.2 any Taxes (other than in connection with its remuneration or income for performing its duties under the Relevant Documents) which may be assessed against it in respect of any of the Transaction Security in or as a consequence of its performing its obligations, or by virtue of its capacity as Security Trustee, under any of the Relevant Documents.

8.5      GOOD DISCHARGE

                  8.5.1 Any payment to be made in respect of the Secured Obligations by the Security Trustee may be made to a Debt Representative for the benefit of the persons for which it is a Debt Representative and any such payment made shall provide a good discharge, to the extent of that payment, to the Security Trustee.

                  8.5.2 The Security Trustee shall make payments to the Secured Creditors in the same currency as that in which the Secured Obligations owed to the relevant Secured Creditor or the persons which it represents are denominated. The Security Trustee shall procure that any sums it receives from an Obligor which is in a currency other than that in which the relevant Secured Obligations are denominated are converted at such rate of exchange as is offered in the ordinary course of business by the Escrow Bank to effect such conversion (subject to any reasonable deduction applied by such bank for commissions and other charges)

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

                           and shall, if reasonably requested, provide evidence of the rate used for such conversion. Any shortfall arising as a result of such conversion shall be for the account of the relevant Obligor.

9.       UNDERTAKINGS

9.1      UNDERTAKINGS OF SECURED CREDITORS

         Each Secured Creditor hereby undertakes that it will not, and the Issuer hereby acknowledges that no Secured Creditor will, except as expressly permitted by this Deed:

                  9.1.1 permit or require the Issuer or any other Obligor to discharge any of the Secured Obligations owed to such Secured Creditor or any person which it represents save to the extent permitted by, and only as provided in, Clause 8.1 (Permitted Actions), Clause 8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities), Clause 8.4 (Permitted Deductions) or Clause 9.5 (Permitted Payments);

                  9.1.2 permit or require the Issuer or any other Obligor to pay, prepay, repay, redeem, purchase, voluntarily terminate or otherwise acquire any of the Secured Obligations owed to such Secured Creditor or any person which it represents save to the extent permitted by Clause 8.1 (Permitted Actions), Clause
                           8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities), Clause 8.4 (Permitted Deductions) or Clause 9.5 (Permitted Payments);

                  9.1.3 take, accept or receive the benefit of any Security for, or in respect of any of the Secured Obligations owed to such Secured Creditor or any person which it represents other than (a) the Original Transaction Security, (b) pursuant to the terms of the Relevant Documents, or (c) to the extent permitted by Clause
                           8.1 (Permitted Actions);

                  9.1.4 take or receive from the Issuer or any other Obligor by cash receipt, set off, any right of combination of accounts or in any other manner whatsoever, the whole or any part of the Secured Obligations owed to such Secured Creditor or any person which it represents save to the extent permitted by Clause 8.1 (Permitted Actions), Clause 8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities), Clause 8.4 (Permitted Deductions) or Clause 9.5 (Permitted Payments);

                  9.1.5 except as permitted by Clause 7 (Amendments, Consents and Waivers), agree to any amendment of the Relevant Documents to which such Secured Creditor is a party; or

                  9.1.6 take or omit to take any other action in relation to the Relevant Documents, the Secured Obligations or the Transaction Security whereby any ranking and/or subordination contemplated by this Deed may be impaired.

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

9.2      UNDERTAKINGS OF THE OBLIGORS

         Each Obligor hereby undertakes that it will not, and each Secured Creditor hereby acknowledges that no Obligor will, unless expressly permitted or required by this Deed:

         9.2.1 discharge any of the Secured Obligations save to the extent permitted by Clause 8.1 (Permitted Actions), Clause 8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities), Clause 8.4 (Permitted Deductions) or Clause 9.5 (Permitted Payments);

         9.2.2 pay, prepay, repay, redeem, purchase, voluntarily terminate or otherwise acquire any of the Secured Obligations save to the extent permitted by Clause 8.1 (Permitted Actions), Clause 8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities), Clause 8.4 (Permitted Deductions) or Clause 9.5 (Permitted Payments);

         9.2.3 create or permit to subsist any Security for, or in respect of, any of the Secured Obligations other than (a) the Original Transaction Security, (b) pursuant to the terms of the Relevant Documents, or (c) to the extent permitted by Clause
                  8.1 (Permitted Actions);

         9.2.4 discharge the whole or any part of the Secured Obligations by cash payment, set-off, any right of combination of accounts or in any other manner whatsoever save to the extent permitted by Clause 8.1 (Permitted Actions), Clause 8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities), Clause 8.4 (Permitted Deductions) or Clause 9.5 (Permitted Payments);

         9.2.5 except as permitted by Clause 7 (Amendments, Consents and Waivers), agree to any amendment of the Relevant Documents to which such Obligor is a party; or

         9.2.6 take or omit to take any other action in relation to the Relevant Documents, the Secured Obligations or the Transaction Security whereby any ranking and/or subordination contemplated by this Deed may be impaired.

9.3      UNDERTAKINGS OF THE INTRA-GROUP BORROWERS

         Each Intra-Group Borrower hereby undertakes that it will not, and the Intra-Group Creditors and the Issuer hereby acknowledge that the Intra-Group Borrowers which owe Intra-Group Liabilities to them will not, except with the prior written consent of the Security Trustee (acting in accordance with the instructions of the Instructing Trustee) or as expressly permitted or required by this Deed:

         9.3.1 pay, prepay, repay, redeem, make any distribution in respect of, purchase or acquire, any Intra-Group Liabilities in cash or in kind or apply any money or property in or towards discharge of any Intra-Group Liabilities;

         9.3.2 discharge any Intra-Group Liabilities by set off, cash payment, any right of combination of accounts or in any other manner whatsoever;

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

         9.3.3 create or permit to subsist any Security for, or in respect of, any Intra-Group Liabilities unless permitted or required to do so pursuant to the terms of the Indentures; or

         9.3.4 take or omit to take any other action in relation to the Intra-Group Liabilities, the Intra-Group Documents, the Relevant Documents, the Secured Obligations or the Transaction Security whereby the ranking and/or subordination contemplated by this Deed may be impaired.

9.4      UNDERTAKINGS OF THE INTRA-GROUP CREDITORS

         Each Intra-Group Creditor hereby undertakes that it will not and the Issuer and Intra-Group Borrowers which owe Intra-Group Liabilities to them hereby acknowledge that the Intra-Group Creditors will not, except with the prior written consent of the Security Trustee (acting in accordance with the instructions of the Instructing Trustee) or as expressly permitted or required by this Deed:

         9.4.1 demand or receive payment, prepayment, repayment, redemption or any distribution in respect of any Intra-Group Liabilities owed to such Intra-Group Creditor in cash or in kind or apply any money or property in or towards discharge of any such Intra-Group Liabilities;

         9.4.2 take or receive from the Issuer or other Intra-Group Borrower, by cash receipt, set-off or any right of combination of accounts or in any other manner whatsoever, the whole or any part of Intra-Group Liabilities owed to such Intra-Group Creditor;

         9.4.3 take, accept, permit to subsist or receive the benefit of any Security for, or in respect of, any Intra-Group Liabilities owed to such Intra-Group Creditor unless required or permitted to do so pursuant to the terms of the Indentures; or

         9.4.4 take or omit to take any other action in relation to the Intra-Group Liabilities, the Intra-Group Documents, the Relevant Documents, the Secured Obligations or the Transaction Security whereby the ranking and/or subordination contemplated by this Deed may be impaired.

9.5      PERMITTED PAYMENTS

         9.5.1 Unless a Payment Stop Event is continuing or a Standstill Period is in effect, the Obligors may make Permitted Payments to the Secured Creditors (whether for their own account or for the account of the persons they represent) on the relevant Payment Dates under the Relevant Documents and may, in respect of the Junior Notes, issue Junior PIK Notes (in accordance with the provisions of the Junior Notes and/or the Junior Note Indenture) to the holders of the Junior Notes on the relevant Payment Dates under the Junior Note Indenture. Notwithstanding the foregoing or any other provision of this Deed, the New Bonding Facility Agent, the New Bonding Facility Banks and the Senior Note Trustee may at all times receive payments on the applicable Payment Dates. This sub-clause 9.5.1 shall not prevent (i) the payment of amounts in the Mandatory Redemption Escrow Account in accordance with sub-clause 8.3.1(a) of Clause 8.3 (Post-Acceleration Payment Priorities) or sub-clause 9.8.1 of

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

                  Clause 9.8 (Standstill Period and Payments from Escrow Accounts) or (ii) the issue of Junior PIK Notes in accordance with the provisions of Clause 9.9 (Effect of Payment Stop Event and Standstill Period).

         9.5.2 The Intra-Group Borrowers may make, and the Intra-Group Creditors may accept, any Permitted Payments in respect of Intra-Group Documents or, as the case may be, Intra-Group Liabilities PROVIDED THAT:

                  (a) following the occurrence of an Event of Default which is continuing under the Senior Notes, the Senior Note Indenture, the Junior Notes or the Junior Note Indenture, unless otherwise requested by the Security Trustee in accordance with Clause 10.6 (Intra-Group
                           Creditors: No Action), the Intra-Group Borrowers which are also Guarantors shall only be permitted to make, and the Intra-Group Creditors shall only be permitted to accept, such payments to the extent they are made in order to fund the working capital or for the cash management requirements of the Group in the ordinary course of business; and

                  (b) unless requested by the Security Trustee in accordance with Clause 10.6 (Intra-Group Creditors:
                           No Action), such Permitted Payments shall in any event not be permitted to be made following (i) the occurrence of an Insolvency Event in relation to the Intra-Group Creditor owed the relevant Intra-Group Liabilities, or (ii) the taking of any Action or Enforcement Action by any Secured Creditor (other than by any of the New Bonding Facility Finance Parties).

9.6      PAYMENT OBLIGATIONS CONTINUE

         No Obligor shall be released from the obligation to make any payment (including any payment of default interest) under any Relevant Document or any Intra-Group Document or in respect of any Intra-Group Liabilities which are not evidenced by an Intra-Group Document, by the operation of Clause 9.1 (Undertakings of Secured Creditors), Clause 9.2 (Undertakings of the Obligors), Clause 9.3 (Undertakings of the Intra-Group Borrowers), Clause 9.4 (Undertakings of the Intra-Group Creditors), Clause 9.5 (Permitted Payments) or Clause 9.9 (Effect of Payment Stop Event and Standstill Period) even if its ability to make that payment is restricted or prohibited at any time by the terms of Clause 9.1 (Undertakings of Secured Creditors), Clause 9.2 (Undertakings of the Obligors), Clause 9.3 (Undertakings of the Intra-Group Borrowers), 9.4 (Undertakings of the Intra-Group Creditors), Clause 9.5 (Permitted Payments) or Clause 9.9 (Effect of Payment Stop Event and Standstill Period).

9.7      ISSUE OF STANDSTILL NOTICE

         9.7.1 If the Senior Note Trustee becomes aware that a Standstill Event has occurred, it shall deliver to the Security Trustee (with a copy to the Issuer and the other Debt Representatives) a Standstill Notice and promptly on receipt of such notice the Security Trustee shall notify the other Secured Creditors of such Standstill Event. Each Obligor hereby expressly consents to each such notification. A Standstill Period shall commence on the date of the issuance of the Standstill Notice by the Senior Note Trustee. If the relevant Standstill Event is a Payment

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

                  Stop Event the Standstill Notice delivered to the Security Trustee shall state that to be the case.

         9.7.2 No Default with respect to the Senior Notes that existed or was continuing on the date a Standstill Notice was issued shall be, or be made, the basis of the issuance or an instruction for the issuance of another Standstill Notice, unless such Default shall have been cured or waived for a period of not less than 90 consecutive days.

9.8      STANDSTILL PERIOD AND PAYMENTS FROM ESCROW ACCOUNTS

         Upon receipt of a Standstill Notice by the Security Trustee, the Security Trustee will promptly instruct the Escrow Bank:

         9.8.1 on the date of such instruction to pay all monies credited to the Mandatory Redemption Escrow Account as of the date of such Standstill Notice, and PROVIDED THAT on the day preceding the date of such Standstill Notice no Standstill Period was in effect, to the Security Trustee and the Security Trustee is hereby irrevocably instructed by the Secured Creditors to pay such monies in accordance with the Pre-Acceleration Payment Priorities; and

         9.8.2 following such date and whilst a Standstill Period is continuing, to hold any amounts credited to the Mandatory Redemption Escrow Account in such account and the Security Trustee shall not apply such amounts until the earlier of cessation of such Standstill Period (in accordance with the definition thereof) and the occurrence of a Payment Stop Event. Following the cessation of the Standstill Period:

                  (a) provided no Payment Stop Event is continuing and no other Standstill Period is in effect, monies standing to the credit of the Mandatory Redemption Escrow Account shall be applied in accordance with Clause
                           8.2 (Pre-Acceleration Payment Priorities); and

                  (b) if a Payment Stop Event is continuing, monies standing to the credit of the Mandatory Redemption Escrow Account shall be applied in accordance with sub-clause 8.3.1(b) of Clause 8.3 (Post-Acceleration Payment Priorities).

9.9      EFFECT OF PAYMENT STOP EVENT AND STANDSTILL PERIOD

         Whilst a Payment Stop Event is continuing or a Standstill Period is in effect, the Issuer shall not make and the Junior Note Trustee shall not accept any payments in respect of the Junior Notes (other than, to the extent permitted by this Deed, payments out of the Escrow Accounts in accordance with the priorities set out in this Deed) PROVIDED THAT nothing contained in this Deed shall prohibit the Issuer from issuing, and the Issuer shall be permitted to issue, and the Junior Note Trustee and the holders of the Junior Notes shall be entitled to receive, Junior PIK Notes in accordance with the terms of the Junior Notes and the Junior Note Indenture.

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

9.10     IMPACT OF PAYMENT STOP EVENT AND STANDSTILL NOTICES

         A failure to make a payment due as a result of a Payment Stop Event or a Standstill Notice shall not prevent the occurrence of a Default or an Event of Default as a consequence of that non-payment in relation to a Relevant Document.

9.11     PAYMENTS FOR ACCOUNT OF SECURITY TRUSTEE AND THE DEBT REPRESENTATIVES

         The provisions of this Clause 9 shall not prevent any of the Security Trustee, each Note Trustee and the New Bonding Facility Agent from receiving payments for its own account.

10.      ACTION AND ENFORCEMENT ACTION

10.1     GENERAL RESTRICTION

         10.1.1 Except as permitted by this Clause 10 (Action and Enforcement Action), no Secured Creditor or Intra-Group Party shall take any Action, and no Debt Representative shall instruct the Security Trustee to take any Enforcement Action, at any time.

         10.1.2 Except as permitted by this Clause 10 (Action and Enforcement Action), the Secured Creditors who are the beneficiaries under the Italian Mortgages shall not take any Enforcement Action in relation to the Italian Mortgages.

         10.1.3 The Secured Creditors hereby agree that no Secured Creditor shall instruct, or purport to instruct, the Security Trustee to take any Enforcement Action in relation to the Transaction Security constituted by the Applicable Security Documents, if the event giving rise to an Enforcement Event (as defined in the relevant Applicable Security Document) does not also constitute an Enforcement Event as defined in this Deed.

10.2     THE HOLDERS OF THE JUNIOR NOTES: PERMITTED ACTION

         10.2.1 If an Event of Default has occurred and is continuing under the Junior Notes and/or the Junior Note Indenture and all Secured Obligations arising under the Senior Notes and/or the Senior Note Indenture have not been discharged in full, the Junior Note Trustee (acting on the instructions of the Required Holders of the Junior Notes) may on the earlier of:

                  (a) the date on which the Secured Obligations arising under the Senior Notes and the Senior Note Indenture have been declared to be immediately due and payable; or

                  (b)      the termination of any Standstill Period,

                  take any Action and, if the Senior Note Trustee has given its prior written consent to the Junior Note Trustee and the Security Trustee and if an Enforcement Event has occurred in relation to the Secured Obligations under the Junior Notes and/or the Junior Note Indenture, instruct the Security Trustee to take Enforcement Action; PROVIDED, HOWEVER, THAT no such Enforcement Event is required to have occurred in order for the Junior Note Trustee to be entitled to instruct the Security Trustee to take any action and/or give any notice (including without limitation notices of charge) otherwise permitted under the

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

                  applicable Security Documents (but subject to any requirements therein) and relating to (i) the crystallisation of any floating charge or security interest of a similar nature and/or (ii) the perfection, preservation or protection of security.

         10.2.2 Following the satisfaction in full of all Secured Obligations arising under the Senior Notes and the Senior Note Indenture and PROVIDED THAT an Event of Default has occurred and is continuing under the Junior Notes and/or the Junior Note Indenture, the Junior Note Trustee may (acting on the instructions of the Required Holders of the Junior Notes) take any Action in relation to the Secured Obligations owing under the Junior Notes and/or the Junior Note Indenture and, if an Enforcement Event has occurred in relation to the Secured Obligations under the Junior Notes or the Junior Note Indenture, instruct the Security Trustee to take Enforcement Action; PROVIDED, HOWEVER, THAT no such Enforcement Event is required to have occurred in order for the Junior Note Trustee to be entitled to instruct the Security Trustee to take any action and/or give any notice (including without limitation notices of charge) otherwise permitted under the applicable Security Documents (but subject to any requirements therein) and relating to (i) the crystallisation of any floating charge or security interest of a similar nature and/or (ii) the perfection, preservation or protection of security.

10.3     THE HOLDERS OF THE SENIOR NOTES: PERMITTED ACTION

         If an Event of Default has occurred and is continuing under the Senior Notes and/or the Senior Note Indenture, the Senior Note Trustee may (acting on the instructions of the Required Holders of the Senior Notes) take any Action in relation to the Secured Obligations owing under the Senior Notes and/or the Senior Note Indenture and, if an Enforcement Event has occurred in relation to the Secured Obligations under the Senior Notes and/or the Senior Note Indentures, instruct the Security Trustee to take Enforcement Action; PROVIDED, HOWEVER, THAT no such Enforcement Event is required to have occurred in order for the Senior Note Trustee to be entitled to instruct the Security Trustee to take any action and/or give any notice (including without limitation notices of charge) otherwise permitted under the applicable Security Documents (but subject to any requirements therein) and relating to (i) the crystallisation of any floating charge or security interest of a similar nature and/or (ii) the perfection, preservation or protection of security.

10.4     NEW BONDING FACILITY AGENT: PERMITTED ACTION

         Upon the occurrence of an Event of Default under clause 24.1 (Non-Payment) of the New Bonding Facility Agreement and at all times thereafter whilst the same is continuing, the New Bonding Facility Agent may (on its own behalf and on behalf of the New Bonding Facility Banks):

         10.4.1 having notified the other Debt Representatives of the occurrence of such Event of Default, take the action set out in sub-clause 8.2.2 of Clause 8.2 (Pre-Acceleration Payment Priorities) (subject to the restrictions set out in sub-clause 8.2.2); and

         10.4.2   on the earlier of:

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

                  (a) the date falling 180 days or more after notice to the Security Trustee of the occurrence of such Event of Default under the New Bonding Facility Agreement; and

                  (b) the date on which the Secured Obligations arising under the Senior Notes and the Senior Note Indenture have been accelerated,

                  take any Action in relation to the Secured Obligations arising under the New Bonding Facility Agreement.

10.5     THE DEBT REPRESENTATIVES: PERMITTED ACTION ON AN INSOLVENCY EVENT

         Notwithstanding the provisions of Clause 10.2 (The Holders of the Junior Notes: Permitted Action) and Clause 10.4 (New Bonding Facility
         Agent: Permitted Action), the Security Trustee (if so instructed by each Note Trustee and to the extent instructed to do so) shall and the New Bonding Facility Agent (on behalf of the New Bonding Facility Finance Parties) may, following the occurrence of an Insolvency Event, demand payment of and/or sue for the recovery of the Secured Obligations, commence any insolvency proceedings and/or prove in the liquidation of the Obligors (or any of them) for any and all of the Secured Obligations.

10.6     INTRA-GROUP CREDITORS: NO ACTION

         10.6.1 Subject to sub-clause 10.6.2 below, no Intra-Group Creditor shall (without the prior written consent of the Security Trustee acting in accordance with the instructions of the Instructing Trustee) take or be entitled to take any Action in relation to any Intra-Group Liabilities.

         10.6.2 Following the occurrence of a Payment Stop Event which is continuing each Intra-Group Creditor shall, at the request of the Security Trustee (acting on the instructions of the Instructing Trustee):

                  (a) release each Intra-Group Borrower from all or part of the Intra-Group Liabilities owed to it; and/or

                  (b) request that each Intra-Group Borrower provide cash collateral in favour of the Security Trustee up to an amount equal to the Intra-Group Liabilities owed by such Intra-Group Borrower and each Intra-Group Borrower agrees to provide the same; and/or

                  (c) subject to Clause 5.2 (Additional Security), assign the benefit of its claims under all Intra-Group Documents to which it is a party to the Security Trustee or, if any Intra-Group Liabilities are not evidenced by Intra-Group Documents, assign all of its rights in respect of such Intra-Group Liabilities to the Security Trustee; and/or

                  (d) make a claim against the relevant Intra-Group Borrower for the recovery of all or part of the Intra-Group Liabilities owed to it and promptly pay the proceeds of such recovery to the Security Trustee.

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10.7     PAYMENT OF DISTRIBUTIONS

         After the occurrence of an Insolvency Event in relation to any Obligor, the person responsible for the distribution of the assets of that Obligor shall be directed by each Debt Representative to pay any distributions in respect of the Secured Obligations to the Security Trustee until the Secured Obligations have been paid in full.

11.      TURNOVER BY THE SECURED CREDITORS

11.1     TURNOVER

         If at any time prior to the discharge in full of the Secured Obligations, any Secured Creditor (other than the Security Trustee) receives or recovers:

         11.1.1 any payment or distribution in respect of, or any payment on account of or in relation to, the whole or any part of the Secured Obligations which is not permitted by Clause 8.1 (Permitted Actions), Clause 8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities), Clause 9.5 (Permitted Payments), or Clause 10 (Action and Enforcement Action);

         11.1.2 any amount by way of cash receipt, set-off, any right of combination of accounts or in any other manner whatsoever in respect of the whole or any part of the Secured Obligations which is not permitted by Clause 8.1 (Permitted Actions), Clause 8.2 (Pre-Acceleration Payment Priorities), Clause 8.3 (Post-Acceleration Payment Priorities) or Clause 9.5 (Permitted Payments);

         11.1.3 the proceeds of any enforcement of, or recourse to, any Transaction Security other than as permitted by this Deed;

         11.1.4 any distribution in cash or in kind made as a result of the occurrence of an Insolvency Event in respect of any Obligor other than as permitted by this Deed; or

         11.1.5 any amount as a result of the enforcement of, or recourse to, any Transaction Security or the exercise of any rights or powers under the Security Documents under the circumstances specified in Clause 6.8 (No Independent Power), that Secured Creditor will pay an amount equal to that receipt or recovery to the Security Trustee, to be held on trust by the Security Trustee for application in accordance with the terms of this Deed PROVIDED THAT each Note Trustee need only comply with this Clause 11 to the extent it still holds such amount and is able to pay such amount to the Security Trustee and any amount which is not so held and not so capable of being so paid by the relevant Note Trustee shall be notified (in writing) by the relevant Note Trustee to the Issuer and the Security Trustee and shall constitute a "TRUE UP AMOUNT" for the purpose of Clause 8 (Ranking of Secured Obligations and Priorities),
         Schedule 4 (Pre-Acceleration Payment Priorities) and Schedule 5 (Post-Acceleration Payment Priorities).

11.2     SUMS RECEIVED BY OBLIGORS

         If any Intra-Group Creditor receives any sum in relation to any Intra-Group Liability other than pursuant to Clause 9.5 (Permitted Payments), that sum shall be promptly paid to the Security Trustee for application in accordance with the terms of this Deed, and pending such payment it shall be held on trust for the Security Trustee.

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

12.      SHARING

12.1     RECOVERING SECURED CREDITOR'S RIGHTS

         12.1.1 Any amount (the "SHARED AMOUNT") paid by a Secured Creditor (a "RECOVERING SECURED CREDITOR") to the Security Trustee under Clause 10 (Action and Enforcement Action) or Clause 11 (Turnover by the Secured Creditors) shall be deemed to have been paid by the relevant Obligor and shall be distributed in accordance with the terms of this Deed.

         12.1.2 On a distribution of a Shared Amount by the Security Trustee, the Recovering Secured Creditor will be subrogated to the rights of the Secured Creditors which have shared in the distribution of the Shared Amount.

         12.1.3 If and to the extent that the Recovering Secured Creditor is not able to rely on its rights under sub-clause 12.1.2 of this Clause 12.1 the relevant Obligor shall be liable to the Recovering Secured Creditor for a debt equal to the Shared Amount received or recovered by the Recovering Secured Creditor and paid to the Security Trustee which is immediately due and payable.

12.2     REVERSAL OF REDISTRIBUTION

         If any part of the Shared Amount received or recovered by a Recovering Secured Creditor becomes repayable and is repaid by that Recovering Secured Creditor, then:

         12.2.1 each Secured Creditor which has received a share of the relevant Shared Amount shall, upon request of the Security Trustee, pay to the Security Trustee for account of that Recovering Secured Creditor an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Secured Creditor for its proportion of any interest on the Shared Amount which that Recovering Secured Creditor is required to pay); and

         12.2.2 that Recovering Secured Creditor's rights of subrogation in respect of any reimbursement shall be cancelled and the relevant Obligor will be liable to the reimbursing Secured Creditors for the amount so reimbursed.

12.3     DEFERRAL OF SUBROGATION

         No Secured Creditor or Obligor will exercise any rights which it may have by reason of the performance by it of its obligations under the Relevant Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Relevant Documents (in this clause the "SUBROGATED RIGHTS") of any Secured Creditor which ranks ahead of it in accordance with the priorities set out in Clause 8 (Ranking of Secured Obligations and Priorities) until such time as all of the Secured Obligations of each Secured Creditor which rank ahead of it in accordance with the priorities set out in Clause 8 (Ranking of Secured Obligations and Priorities) have been discharged in full.

12.4     PRESERVATION OF LIABILITIES

         12.4.1 Except where expressly provided by this Deed and subject to Clause 24.1 (Control Provisions), nothing contained in this Deed is intended to or shall impair, as between any Obligor and any Secured Creditor or, as the case may be, between any Intra-Group Creditor and any Intra-Group Borrower:

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

                  (a) the obligations of any Obligor under the Relevant Documents to which such Obligor is party; or

                  (b) the obligations of any Intra-Group Borrower under the Intra-Group Documents (if any) to which it is a party and in respect of all of the relevant Intra-Group Liabilities.

         12.4.2 Each Obligor and each Intra-Group Borrower expressly acknowledges that no failure or delay by a Secured Creditor, or as the case may be, an Intra-Group Creditor in exercising any of its respective rights in relation to a default or an Event of Default as a result of the provisions of this Deed, shall operate as a waiver or variation of its rights with respect thereto.

13.      SECURITY TRUSTEE AS PARTY TO ESCROW AGREEMENT

13.1     ESTABLISHMENT OF ESCROW ACCOUNTS

         The Escrow Bank confirms that as at the date of this Deed each of the Escrow Accounts has been established and is in operation in accordance with the terms of the Escrow Agreement.

13.2     SECURITY TRUSTEE TO MAINTAIN MANDATES

         The Issuer undertakes that it will ensure that the Escrow Accounts and any mandates in respect of the Escrow Accounts will continue to be operative and that the terms of such mandates will not be amended without the prior written consent of the Debt Representatives and the Security Trustee.

13.3     FUNDS INVESTED TO CARRY INTEREST

         The Escrow Bank will procure that all amounts standing to the credit of the Escrow Accounts from time to time will carry interest at such rate as may be agreed from time to time between the Escrow Bank and the Issuer.

13.4     RECONCILIATIONS

         On or before the fifth Business Day of each calendar month, the Security Trustee shall carry out a reconciliation of the balances of each Escrow Account for the immediately preceding month against its record of the directions given by it to the Escrow Bank and shall promptly contact the Escrow Bank in order to resolve any discrepancy which may be identified.

14.      SECURITY TRUSTEE'S ACTIONS

14.1     SECURITY TRUSTEE'S INSTRUCTIONS

         14.1.1 Except as otherwise expressly provided herein or in the other Relevant Documents to which the Security Trustee is a party, the Security Trustee shall for the purposes of this Deed and the other Relevant Documents to which it is a party act solely in accordance with any written instructions given to it by (or on behalf of) a Debt Representative and shall assume without enquiry:

                  (a) that any instructions received by it from a Note Trustee are duly given by such Note Trustee as trustee for the holders of the relevant Notes;

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

                  (b) that any instructions received by it from the New Bonding Facility Agent are duly given by the New Bonding Facility Agent as agent and trustee for the New Bonding Facility Banks; and

                  (c) unless it has received actual written notice of revocation, that any instructions or directions given by a Debt Representative have not been revoked and no revocation of any such instructions by a Debt Representative shall affect any action of the Security Trustee in reliance upon such instruction or direction prior to actual receipt of the notice of revocation.

         14.1.2 The Security Trustee shall be entitled to request clarification of any instruction or direction received by it from (or on behalf of) a Debt Representative, and pending receipt of such clarification to its satisfaction may refrain from acting and shall have no liability for the consequences of its refraining from acting.

         14.1.3 The Security Trustee shall be entitled to carry out all dealings (including the giving of any notice under the Relevant Documents) with the holders of any Notes and the lenders under the New Bonding Facility Agreement through the relevant Debt Representatives.

         14.1.4 If in issuing any instruction a Debt Representative breaches any rights or restrictions set out in the applicable Relevant Documents or otherwise, this shall not invalidate the instruction unless the Security Trustee has been informed (in writing) by the relevant Debt Representative before it commences to act on such instruction that such instruction was invalid and should not be acted on. If the Security Trustee is so informed after it has commenced to act on an instruction the validity of any action taken shall not be affected but the Security Trustee shall take no further action in accordance with such instruction, except to the extent that it has become legally obliged to do so.

         14.1.5 For the purposes of this Deed and any other Relevant Documents to which it is a party the Security Trustee shall, in the absence of manifest error, be entitled to rely conclusively upon any certificates, written notices, written requests or written instructions received by it pursuant hereto or thereto without making any further enquiries or incurring any liability and, in the absence of any such certificates, written notices, written requests or written instructions, shall not be bound to take any action or refrain from taking any action under this Deed or any other Relevant Document to which it is a party or apply any amounts received or recovered in connection with the realisation or enforcement of all or any part of the Transaction Security.

         14.1.6 For the purposes of this Deed and any other Relevant Document to which it is a party, the Security Trustee may carry out what in its discretion it determines to be administrative acts (any such determination being, in the absence of manifest error, binding on all Parties), or acts which are incidental to any instruction, without any written instructions (though not contrary to any such written instruction), but so that no such instruction shall have any effect in relation to

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

                  any administrative or incidental act performed prior to actual receipt of such instruction by the Security Trustee.

         14.1.7   Except as otherwise provided in sub-clause 19.2.3 of Clause
                  19.2 (Security Trustee's Lien) the Security Trustee is entitled at all times to act without having been instructed by a Debt Representative in order to protect its own position and interests in its personal capacity as Security Trustee (including its own personal financial interest).

         14.1.8 The Security Trustee shall, in the absence of manifest error, be entitled to assume that all written information, written notices, written instructions or certifications received from a Secured Creditor or an Obligor under or in connection with this Deed and any other Relevant Document to which it is a party are authentic, true, complete and accurate and have been issued by a duly authorised representative of such Secured Creditor or Obligor and shall not be required to make further enquiries or incur any liabilities in respect thereof.

         14.1.9 The Security Trustee shall take such action (including, without limitation, the exercise of all rights, discretions or powers and the granting of consents or releases) or, as the case may be, refrain from taking such action under or pursuant to this Deed or any other Relevant Document to which it is a party as the relevant Debt Representative shall specifically direct the Security Trustee in writing from time to time. Unless and until the Security Trustee shall have received such directions, the Security Trustee shall not take any action under this Deed or any other Relevant Document to which it is a party PROVIDED THAT it may unless required not to do so (but shall not be obliged to) take such action permitted under the terms of this Deed or any other Relevant Document to which it is a party as it believes necessary or appropriate to protect the interests of the Secured Creditors thereunder but the entities granting any Security shall not be concerned with whether the Security Trustee is acting in accordance with these provisions and shall be conclusively entitled to assume that the Security Trustee has all the necessary right, title and authority.

14.2     SECURITY TRUSTEE'S DISCRETIONS

         The Security Trustee may:

         14.2.1 assume, unless it has, in its capacity as Security Trustee for the Secured Creditors, received actual notice to the contrary from the relevant Debt Representative, that (a) any representation made or deemed to be made by any party to the Relevant Documents is true; (b) no Standstill Notice has been served and (c) no Event of Default, Insolvency Event or Enforcement Event has occurred;

         14.2.2 if it receives any instructions or directions from a Debt Representative to take any action in relation to this Deed or any other Relevant Document to which it is a party or to the Transaction Security, assume that all applicable conditions for taking that action have been satisfied;

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

         14.2.3 engage, pay for and rely on the opinion or advice of or a certificate or any information obtained from any lawyer, accountant, surveyor or other expert (whether obtained by the Security Trustee, by any other Secured Creditor or by any other person) and shall not be responsible for any loss occasioned by so acting and any such opinion, advice, certificate or information may be sent or obtained by letter, facsimile or e-mail transmission and the Security Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic;

         14.2.4   in the absence of manifest error, accept and rely upon:

                  (a) any written notice, written information, written communication, certificate, written legal opinion or other document believed by it to be genuine and correct;

                  (b) as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Creditor or an Obligor or any other person or any of their respective directors, officers, partners or employees or authorised representatives, any certificate signed by or on behalf of that person as sufficient evidence thereof;

                  (c) any certificate purporting to be duly signed by the persons giving such notice or certificate as having been duly signed by or on behalf of such person; and

                  (d) any certificate to the effect that any particular dealing or transaction or step or thing is, in the opinion of the persons so certifying, expedient as sufficient evidence that it is expedient, without incurring any liability to such Secured Creditor, Obligor or other person or any of their respective directors, officers, partners or employees or authorised representatives for so accepting and relying, without having any duty to enquire as to the accuracy thereof and without being bound to ask for further evidence or authority or otherwise;

         14.2.5 without being liable to any person for any delay or loss caused thereby, refrain from acting in accordance with the instructions of any Debt Representative (including any instructions to take any legal action or proceeding arising out of or in connection with this Deed or any other Relevant Document to which it is a party) or from taking any other action pursuant to this Deed and/or any other Relevant Document to which it is a party unless and until it has been indemnified and/or provided with such security as it may in its absolute discretion require (whether by way of payment in advance or otherwise) against all actions, proceedings, claims and demands to which it may render itself liable and against all charges, damages, losses, expenses (including, without limitation, legal fees and other disbursements), claims and liabilities (including, without limitation, Tax liabilities) which it may incur or expend or to which it may be exposed by so doing;

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

         14.2.6 in the exercise of any of its rights or performance of any of its duties, obligations and responsibilities under this Deed and/or any other Relevant Document to which it is a party, act through its agents selected by it which may be corporations, partnerships or individuals, whether or not lawyers or other professional persons, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money) and the Security Trustee shall not be responsible for any misconduct or omission on the part of, or be bound to supervise the proceedings or acts of, any such agent PROVIDED THAT the Security Trustee has exercised reasonable care in appointing such person. Any such agent shall be entitled to charge and be paid all usual and properly incurred fees, expenses and other charges for its services;

         14.2.7 retain for its own benefit, without liability to account to any other person, any fee or other sum properly received by it for its own account;

         14.2.8 provide advisory or other services to or engage in any kind of business with any person party to or affected by the arrangements the subject of any Relevant Document and may do so without any obligation to account to or disclose any such arrangement to any person; and

         14.2.9 assume that all the Obligors are in compliance with their obligations under the Relevant Documents to which they are a party until it has actual notice to the contrary.

14.3     SECURITY TRUSTEE'S OBLIGATIONS

         The Security Trustee shall promptly send copies to the relevant Debt Representatives and, to the extent required under the Relevant Documents, the Issuer of any notice or document received by it in its capacity as Security Trustee under any Relevant Document to which it is a party.

14.4     EXCLUDED OBLIGATIONS

         Notwithstanding anything to the contrary expressed or implied in this Deed or any Relevant Document to which it is a party, the Security Trustee shall not:

         14.4.1 be bound to enquire as to (a) the occurrence of any Event of Default, Insolvency Event or Enforcement Event or any facts or circumstances leading to the occurrence of any such event; or
                  (b) the occurrence of any event or otherwise leading to the issuance of a Standstill Notice or (c) the performance, default or any breach by any Obligor of its respective obligations under any of the Relevant Documents to which it is a party and, for the avoidance of doubt, shall not be under any obligation to monitor or supervise the actions of any person under any Relevant Document or any Intra-Group Document;

         14.4.2 be bound to account to any other Secured Creditor or any other party for any sum or the profit element of any sum properly received by it for its own account;

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

         14.4.3 unless ordered to do so by a court of competent jurisdiction, be bound to disclose to any other person (including any Secured Creditor or Obligor) any confidential information and each Secured Creditor and Obligor agrees that it shall not take any action to obtain from the Security Trustee any such confidential information;

         14.4.4 be under any obligations other than those which are expressly and specifically provided for in this Deed, the Escrow Agreement or any Security Documents;

         14.4.5 have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with the Issuer or any other Obligor (save for the duties, obligations or responsibilities pursuant to Clause 5.3 (Release of Transaction Security on Discharge of Secured Obligations), Clause 5.4 (Release of Transaction Security in Connection with Permitted Disposals), Clause 8.2 (Pre-Acceleration Payment Priorities) and Clause 8.3 (Post-Acceleration Payment Priorities));

         14.4.6 have or be deemed to have any duty, obligation or responsibility whatsoever in respect of the Relevant Documents (other than as expressly and specifically provided under this Deed, the Escrow Agreement or any Security Documents) or any of the terms and conditions relating thereto, or any of the acts or omissions of any of the parties thereunder;

         14.4.7   have any obligation to marshal any Transaction Security;

         14.4.8 be required by anything contained in this Deed or any other Relevant Document to which it is a party to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or to exercise any of its rights thereunder;

         14.4.9 in any circumstances be obliged to give its own indemnity to any Delegate or to become a mortgagee in possession (or the equivalent under the local law of any of the Security Documents);

         14.4.10 have any obligation to effect or consider the adequacy of any insurance;

         14.4.11 be bound to obtain, request or maintain any foreign exchange approval necessary for the conversion of any sum received by the Security Trustee in a currency other than that in which the Secured Obligations of the relevant Secured Creditors are denominated; or

         14.4.12 have or be deemed to have any duty, obligation or responsibility whatsoever in respect of monitoring compliance by any Obligors or any Debt Representative with their respective obligations under any of the Relevant Documents to which they are a party.

14.5     EXCLUSION OF SECURITY TRUSTEE'S LIABILITY

         Unless caused directly by its negligence or wilful misconduct the Security Trustee shall not accept responsibility or be liable to any Obligor or Secured Creditor or any other person:

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

         14.5.1 for the adequacy, accuracy and/or completeness of any information supplied by the Security Trustee or any other person in connection with this Deed and/or the other Relevant Documents to which it is a party or the transactions contemplated hereunder or thereunder, or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with this Deed and/or the other Relevant Documents to which it is a party;

         14.5.2 for the legality, validity, effectiveness, adequacy or enforceability of the Relevant Documents to which it is a party or the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Relevant Documents to which it is a party or the Transaction Security;

         14.5.3 for any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Relevant Documents to which it is a party or the Transaction Security or otherwise, whether in accordance with an instruction received or otherwise;

         14.5.4 for the exercise of, or the failure to exercise, any judgement, discretion or power given to it by or in connection with any of the Relevant Documents to which it is a party, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Relevant Documents to which it is a party or the Transaction Security;

         14.5.5 for any shortfall which arises on the enforcement of the Transaction Security, or for any deficiency or additional payment, as the case may be, which might arise because the Security Trustee is subject to any Tax in respect of the Transaction Security or any part thereof or any income therefrom or any proceeds thereof;

         14.5.6 for any Obligor or any other person acting or failing to act in accordance with any of the Relevant Documents to which it is a party, or in respect of any moneys which are received or for any acts or omissions on the part of any Obligor or any other person (including any bank, Depositary, manager, custodian, manager, administrator, servicer or other intermediary);

         14.5.7 for any decline in value due to currency conversions made pursuant to the Relevant Documents;

         14.5.8 for any moneys other than sums actually received by the Security Trustee which have not been distributed or paid to the Secured Creditor or the persons entitled or at the time of payment believed by the Security Trustee to be entitled thereto; or

         14.5.9 for any costs, charges, losses, damages, liabilities or expenses arising from or connected with any realisation of the Transaction Security or from any act, default, omission or misconduct of the Security Trustee or its officers,

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

                  employees or agents in relation to the Transaction Security or in connection with the Relevant Documents.

14.6     NO PROCEEDINGS

         Each Party (other than the Security Trustee) agrees for the benefit of the Security Trustee and its officers, employees and agents that it will not assert any claim or take proceedings against any of its officers, employees and agents in respect of any claim it might have against the Security Trustee or in respect of any act or omission of any kind by that officer, employee or agent in relation to the Relevant Documents and, subject to sub-clause 1.7.2 of Clause 1.7 (Third-Party Rights) and the provisions of Contracts (Rights of Third Parties) Act 1999, any officer, employee or agent of the Security Trustee may rely on this Clause 14.6.

14.7     OWN RESPONSIBILITY

         The Security Trustee is entering into this Deed on the understanding that at all times each Secured Creditor has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Relevant Documents including but not limited to:

         14.7.1 the financial condition, creditworthiness, condition, affairs, status and nature of the Obligors or any other person;

         14.7.2 the legality, validity, effectiveness, adequacy and enforceability of each of the Security Documents, the Transaction Security and any other Relevant Documents, agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Security Documents, the Transaction Security or the other Relevant Documents;

         14.7.3 whether that Secured Creditor has recourse, and the nature and extent of that recourse, against any Obligor or any other person or any of their respective assets under or in connection with the Relevant Documents, the transactions contemplated in the Relevant Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Relevant Documents;

         14.7.4 the adequacy, accuracy and/or completeness of any information provided by any person in connection with the Relevant Documents, the transactions contemplated in the Relevant Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Relevant Documents; and

         14.7.5 the right or title of any person in or to, or the value or sufficiency of any part of the Transaction Security, the priority of any of the Transaction Security or the existence of any encumbrance affecting the Transaction Security, and each Secured Creditor warrants to the Security Trustee that it has not relied on and will not at any time rely on the Security Trustee in respect of any of these matters.

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14.8     NO RESPONSIBILITY TO PERFECT SECURITY

         The Security Trustee shall not be liable for any failure, omission or defect in perfecting or protecting its rights under the Transaction Security or the priority of such Transaction Security, including, without limitation, any failure to:

         14.8.1 require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Transaction Security;

         14.8.2 obtain any licence, consent, approval or other authority from any person required or necessary for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Security Documents or the Transaction Security or any part thereof;

         14.8.3 register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Security) or any Security Documents (or any amendments thereto) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Security Documents (or any amendments thereto) or of the Transaction Security;

         14.8.4 take, or require any of the Obligors to take, any steps which are or might be required to perfect its title to any of the assets subject to the Transaction Security or to render the Transaction Security effective or to secure the creation of any ancillary security interest under the laws of any jurisdiction;

         14.8.5 take, or require any Party to take, any steps which are or might be required to render (a) the Security Documents, (b) any amendment to the Security Documents, (c) any assignment and/or transfer by a Party of all of its rights and obligations under any of the Relevant Documents, or (d) the appointment of a successor pursuant to Clause 21.4 (Other Parties), effective, valid and enforceable under the laws of any jurisdiction;

         14.8.6 require any further assurances in relation to any of the Security Documents; or

         14.8.7 ensure that any sums are received into any account of any Obligor or any other person or in respect of the receipt of the same.

14.9     CUSTODIANS AND NOMINEES

         The Security Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust constituted by this Deed as the Security Trustee may reasonably determine, including for the purpose of depositing with a custodian any of the Security Documents and the Security Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any such person appointed by it under this Deed (PROVIDED THAT the Security Trustee has exercised reasonable care in appointing such person) or be bound to supervise the proceedings or acts of any such person.

14.10    ACCEPTANCE OF TITLE

         The Security Trustee shall be entitled to accept without enquiry, and shall not be obliged to investigate, such right and title as any Obligor may have to any of the assets subject to the Transaction Security and shall not be bound to examine or enquire into or be liable for any defect or failure in the right or title of any Obligor to any of the assets subject to the Transaction Security or any part thereof whether such defect or failure was known to the Security Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not.

14.11    REFRAIN FROM ILLEGALITY

         The Security Trustee may refrain from doing anything which in its opinion would or might be contrary to any relevant law, directive or regulation of any jurisdiction or which would or might otherwise render it liable to any person, and the Security Trustee may do anything which is, in its absolute discretion, necessary to comply with any such law, directive or regulation of any such jurisdiction.

14.12    POWERS SUPPLEMENTAL

         The rights, powers and discretions conferred upon the Security Trustee by this Deed shall be supplemental to those conferred on it by the Trustee Acts and in addition to any which may be vested in the Security Trustee by general law or otherwise.

14.13    MERGER, ETC.

         Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Security Trustee, shall be the successor of the Security Trustee hereunder without the execution or filing of any paper or any further act on the part of any Party.

14.14    DISAPPLICATION

         Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Trustee in relation to the trusts constituted by this Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Deed, the provisions of this Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Deed shall constitute a restriction or exclusion for the purposes of that Act.

15.      RESIGNATION OF SECURITY TRUSTEE

15.1     RESIGNATION OF SECURITY TRUSTEE

         Subject to the provisions of this Clause 15, the Security Trustee may resign at any time without assigning any reason and without being responsible for any costs, charges or expenses occasioned by such resignation.

15.2     RESIGNATION OF SECURITY TRUSTEE AND APPOINTMENT OF SUCCESSOR

         The Security Trustee may:

         15.2.1 resign and appoint one of its affiliates as successor by giving not less than 15 Business Days notice in writing to the other Secured Creditors, the Escrow Bank and the Issuer; or

         15.2.2 resign, without appointing a successor, by giving not less than 15 Business Days notice in writing to the other Secured Creditors, the Escrow Bank and the

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

                  Issuer and requesting the Debt Representatives to appoint a financial institution of recognised standing in the London banking market, and acceptable to the Issuer (acting reasonably), as a successor Security Trustee. If the Debt Representatives have not appointed a successor Security Trustee in accordance with this sub-clause 15.2.2 within fifteen Business Days of the Security Trustee having given notice in writing of its resignation to the other Secured Creditors, the Escrow Bank and the Issuer, the Security Trustee (after consultation with the Debt Representatives) may appoint a financial institution of recognised standing in the London banking market as a successor Security Trustee.

15.3     ACTIONS BY OUTGOING SECURITY TRUSTEE

         The retiring Security Trustee shall, at the cost of the Issuer, make available to its successor such documents and records and provide such assistance as the successor Security Trustee may reasonably request for the purposes of performing its functions as Security Trustee under the Relevant Documents to which it is a party.

15.4     EFFECTIVENESS OF SECURITY TRUSTEE'S RESIGNATION

         The Security Trustee's resignation notice shall only take effect upon:

         15.4.1   the appointment of its successor;

         15.4.2 the transfer of all of the Transaction Security (other than the Transaction Security created pursuant to the Italian Mortgages) to that successor and, if required by any applicable laws of any jurisdiction, the re-execution of any relevant Security Documents in favour of such successor PROVIDED THAT the benefit of any Transaction Security which cannot be so transferred within a reasonable time shall be held on trust for such successor;

         15.4.3 the accession of its successor to this Deed by the execution and delivery of an Agent/Trustee/New Bonding Facility Bank Accession Letter; and

         15.4.4 to the extent that it is required by, necessary or desirable under the laws of the relevant jurisdiction, the parties to the other Relevant Documents (to which the Security Trustee is a party) receiving from the successor Security Trustee a deed of novation in such form as the parties to such Relevant Documents may require whereby such successor Security Trustee undertakes to become a party to and be bound by the terms and conditions of those Relevant Document.

15.5     FURTHER ASSURANCE ON APPOINTMENT OF SUCCESSOR SECURITY TRUSTEE

         Each Obligor, Intra-Group Creditor and Intra-Group Borrower hereby covenants that following the resignation of the Security Trustee pursuant to this Clause 15 and, to the extent required by any applicable laws of any jurisdiction, it will re-execute any Relevant Documents to which the retiring Security Trustee is a party in favour of the newly appointed Security Trustee.

15.6     RELEASE OF OUTGOING SECURITY TRUSTEE

         Upon the appointment of a successor and the satisfaction of the other conditions set forth in Clause 15.4 (Effectiveness of Security Trustee's Resignation), the retiring Security Trustee shall be discharged from any further obligation under this Deed and any of the other Relevant Documents to which it is a party but shall remain entitled (i) to the benefit

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

         of Clause 14 (Security Trustee's Actions), Clause 18 (Fees, Expenses and Stamp Taxes) and Clause 19 (Indemnities) and (ii) to enforce any of its rights under such clauses as if it was still a party to this Deed. A successor Security Trustee and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor Security Trustee had been an original Party hereto.

15.7     REMOVAL OF SECURITY TRUSTEE

         Either Note Trustee may, by notice to the Security Trustee, require the Security Trustee to resign in accordance with Clause 15.2 (Resignation of Security Trustee and Appointment of Successor). Upon receipt of any such notice from such Note Trustee the Security Trustee shall resign in accordance with Clause 15.2 (Resignation of Security Trustee and Appointment of Successor) and, for the avoidance of doubt, the provisions of Clauses 15.3 (Actions by Outgoing Security Trustee) to
         15.6 (Release of Outgoing Security Trustee) shall apply accordingly.

16.      DELEGATION AND ADDITIONAL SECURITY TRUSTEE

16.1     DELEGATION

         16.1.1 The Security Trustee may, at any time, to the extent permitted by any applicable laws of any jurisdiction, delegate by power of attorney or otherwise to any person or persons for any period, all or any of the rights, powers and discretions vested in it by any of the Relevant Documents.

         16.1.2   A delegation referred to in sub-clause 16.1.1 of this Clause
                  16.1 may, subject to sub-clause 16.2.2 of Clause 16.2 (Additional Security Trustees), be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions as the Security Trustee may think fit in the interests of the Secured Creditors and the Security Trustee shall not be bound to supervise, or in any way be responsible for any loss incurred by reason of any misconduct or default on the part of, any Delegate or sub-Delegate or any person it appoints as an additional Security Trustee pursuant to sub-clause 16.2.1 of Clause 16.2 (Additional Security Trustees) PROVIDED THAT the Security Trustee has exercised all reasonable care in appointing such Delegate or sub-Delegate or any person it appoints as an additional Security Trustee.

16.2     ADDITIONAL SECURITY TRUSTEES

         16.2.1 The Security Trustee may at any time appoint any person to act as an additional security trustee or as a co-trustee jointly with it if it considers;

                  (a) that appointment to be in the interests of the Secured Creditors; or

                  (b) such appointment necessary for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Trustee reasonably deems to be relevant; or

                  (c) such appointment necessary or desirable with regard to any Transaction Security located in a particular jurisdiction; or

                  (d) such appointment necessary or desirable for obtaining or enforcing any judgment in any jurisdiction,

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

                  and the Security Trustee shall give prior written notice to each Debt Representative and the Issuer of any such appointment.

         16.2.2 Any person appointed to act as an additional security trustee or as a co-trustee pursuant to sub-clause 16.2.1 of this Clause 16.2 shall (subject to the terms of this Deed) have the rights, powers and discretions (not exceeding those conferred on the Security Trustee by this Deed) and the duties and obligations as are conferred or imposed by the instrument of appointment and this Deed and may be appointed for a fixed or indefinite period or on terms that its appointment may be terminated by notice.

         16.2.3 The appointment of a person to act as an additional security trustee or as co-trustee pursuant to the provisions of sub-clause 16.2.1 of this Clause 16.2 (but not where such appointment is for a specific purpose or a limited period) shall take effect upon the accession of such person to this Deed by the execution and delivery of an Agent/Trustee/New Bonding Facility Bank Accession Letter.

16.3     REMUNERATION OF SEPARATE SECURITY TRUSTEE AND DELEGATES

         The remuneration the Security Trustee may pay to any person to whom it delegates any or all of its rights, powers and discretions pursuant to Clause 16.1 (Delegation) and to any person it appoints as an additional security trustee or a co-trustee pursuant to Clause 16.2 (Additional Security Trustees), together with any reasonable costs and expenses incurred by that person in performing its functions pursuant to its appointment as a Delegate, additional security trustee or, as the case may be, co-trustee shall, for the purposes of this Deed, be treated as costs and expenses incurred by the Security Trustee.

17.      POWER OF ATTORNEY

17.1     APPOINTMENT

         Each Debt Representative irrevocably appoints:

         17.1.1   the Security Trustee; and

         17.1.2 each and every person to whom the Security Trustee has from time to time delegated the exercise of the power of attorney conferred by this Clause 17 (for the purposes of this Clause 17 together with the Security Trustee, the "ATTORNEYS"), to be its attorney or attorneys for the purposes set out in this Clause 17.

17.2     POWER

         Each Attorney may in the name and on behalf of each Debt Representative sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required (or which a Debt Representative considers expedient or desirable) for carrying out any action specifically designated in this Deed as an action to be carried out by the Security Trustee in the name and on the instructions of the Debt Representatives (including entry into a US intercreditor agreement between the Security Trustee and Liberty Funding, L.L.C. on or about the date of this Deed).

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

17.3     POWER TO DELEGATE

         Each Attorney has full power to delegate the power conferred on it by this Clause 17 but no such delegation will preclude the subsequent exercise of such power by the Attorney itself or preclude the Attorney from making a subsequent delegation thereof to some other person and any such delegation may be revoked by the Attorney at any time.

17.4     RATIFICATION

         Each Debt Representative will ratify and confirm all transactions properly entered into by an Attorney or any delegate of the Attorney in the exercise or purported exercise of the Attorney's or, as the case may be, delegate of the Attorney's powers.

17.5     FURTHER POWERS OF ATTORNEY

         Each Debt Representative will at the reasonable request from time to time of an Attorney enter into and duly execute such further power or powers of attorney in a form and substance reasonably acceptable to the Attorney.

18.      FEES, EXPENSES AND STAMP TAXES

18.1     SECURITY TRUSTEE FEE

         18.1.1 The Issuer shall pay or procure the payment of, to the Security Trustee, for its own account, remuneration (together with any applicable VAT or similar tax chargeable in respect of such remuneration other than any tax on its income) specified in the letter agreement dated on or about the date of this Deed (the "FEE LETTER") between the Security Trustee and the Issuer, at the times and in the amounts specified in the Fee Letter and otherwise due under the terms of this Deed.

         18.1.2 Without prejudice to the remuneration to be paid by the Issuer pursuant to sub-clause 18.1.1 of this Clause 18.1, if:

                  (a)      an Event of Default or Default occurs;

                  (b) the Security Trustee is instructed to take Enforcement Action; or

                  (c) the Security Trustee considers it expedient or necessary or is requested by any Debt Representatives to undertake duties which the Security Trustee considers to be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under this Deed or any other Relevant Document to which it is a party, the Issuer shall pay to the Security Trustee an additional remuneration (the "ADDITIONAL REMUNERATION") on an hourly basis (or on such other basis as the Security Trustee may in its discretion deem appropriate) at the rates charged by and in accordance with the usual practice for the time being of the Security Trustee. Such Additional Remuneration shall be payable by the Issuer at the times from time to time specified by the Security Trustee in a letter agreement between the Security Trustee and the Issuer (the "ADDITIONAL REMUNERATION FEE LETTER") together with any applicable VAT or similar tax chargeable in respect of such Additional Remuneration other than any tax on its income.

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18.2     TRANSACTION AND ENFORCEMENT EXPENSES

         Subject to Clause 18.6 (Taxes and Expenses in connection with Italian Mortgages), the Issuer shall, from time to time and promptly on demand by the Security Trustee, reimburse or procure the reimbursement of the Security Trustee for all costs and expenses (including legal fees and travelling expenses) on a full indemnity basis together with any applicable VAT incurred by the Security Trustee and any Delegate (PROVIDED THAT in relation to sub-clause 18.2.1 of this Clause 18.2, such costs and expenses must be properly incurred) in connection with:

         18.2.1 the negotiation, preparation, execution, release and discharge of this Deed, the Security Documents, any other Relevant Document to which the Security Trustee is a party and the Transaction Security and the completion of the transactions and perfection of the Security contemplated in this Deed or in any such documents or forming part of the Transaction Security;

         18.2.2 the exercise, preservation and/or enforcement of any of the rights, powers and remedies of, or the performance of the duties and obligations of, the Security Trustee or any Delegate, or any amendment or waiver in respect of this Deed or any other Relevant Document to which the Security Trustee is a party;

         18.2.3 the preservation and/or enforcement of the Transaction Security; and

         18.2.4 any proceedings instituted by or against the Security Trustee and/or any Delegate as a consequence of the Security Trustee taking or holding all or any of the Transaction Security or exercising or enforcing its rights, powers and remedies under any Relevant Document unless it is finally determined in such proceedings that the Security Trustee's actions or any failure to act was negligent or the result of wilful misconduct.

18.3     STAMP TAXES

         Subject to Clause 18.6 (Taxes and Expenses in connection with Italian Mortgages), the Issuer shall pay or procure the payment of, promptly on demand of the Security Trustee, all stamp, registration, notarial and other similar Taxes or fees paid or payable by the Security Trustee in connection with any action taken or contemplated by or on behalf of the Security Trustee for enforcing, amending, releasing, cancelling, reassigning or resolving any doubt concerning, or for any other purpose in relation to, the Security Documents or the Transaction Security or any other Relevant Documents and shall, from time to time, indemnify the Security Trustee promptly on demand against any liabilities, costs, claims and expenses resulting from any failure to pay by the Issuer or any Obligors or any delay by the Issuer or any Obligors in paying any such Taxes or fees.

18.4     INTEREST ON DEMANDS

         18.4.1 Except as otherwise specified in this Clause 18 and Clause 19 (Indemnities) all amounts due and payable pursuant to this Clause 18 and Clause 19 (Indemnities) shall be payable by the Issuer on the date specified in any demand made by the Security Trustee. The rate of interest applicable to such payments shall be 2 per cent. per annum above the base rate from time to time of HSBC Bank plc.

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

         18.4.2 All amounts payable to the Security Trustee under this Clause 18 and Clause 19 (Indemnities) shall carry interest at the rate specified in sub-clause 18.4.1 of this Clause 18.4 from the due date thereof.

18.5     DISCHARGE

         Unless otherwise specifically stated in any discharge of this Deed, the provisions of Clause 14 (Security Trustee's Actions), this Clause 18 and Clause 19 (Indemnities) shall continue in full force and effect notwithstanding such discharge.

18.6     TAXES AND EXPENSES IN CONNECTION WITH ITALIAN MORTGAGES

         Notwithstanding anything to the contrary in any of the Relevant Documents neither the Issuer nor any Subsidiary of the Issuer shall have any obligation to pay or procure the payment of (i) any stamp, registration, mortgage, notarial and other direct or indirect taxes in connection with the registration of or annotation of any assignment, transfer or succession of the Security under the Italian Mortgages or of the Italian Mortgages under applicable law and (ii) any cost or expenses or claim or loss incurred, paid or payable by the Security Trustee or any of the Secured Creditors in connection with the registration of or annotation of any assignment, transfer or succession of the Security under the Italian Mortgages or of the Italian Mortgages under applicable law, other than the payment by the Issuer of the imposta ipotecaria, imposta di bollo and imposta di registro and notarial expenses due in relation to the registration of or annotation of any assignment or transfer of the Italian Mortgages under Article 2843 of the Italian Civil Code in favour of the successor of Bank of New York as Depositary and of the successor of HSBC plc as Bonding Facility Agent following their respective removal by the Issuer pursuant to the Deposit Agreement or the New Bonding Facility Agreement, as the case may be.

19.      INDEMNITIES

19.1     INDEMNITY

         Subject to Clause 18.6 (Taxes and Expenses in connection with Italian Mortgages), the Issuer shall from time to time, as a separate and independent obligation and notwithstanding any release or discharge of all or any part of the Transaction Security or this Deed, promptly on demand of the Security Trustee indemnify the Security Trustee and every Delegate or any person appointed by any Delegate under this Deed or any other Relevant Document (and their respective officers and employees) against all and any costs, claims, losses, expenses (including Taxes but not including Tax on its actual profits) and legal fees properly incurred) and liabilities (together with any applicable VAT), whether or not reasonably foreseeable (hereinafter referred to as the "INDEMNIFIED COSTS") incurred or suffered by any of them as a result of entering into this Deed and the other Relevant Documents unless and to the extent that, and without prejudice to sub-clause 14.2.6 of Clause
         14.2 (Security Trustee's Discretions) and Clause 14.9 (Custodians and Nominees), such costs, claims, losses, expenses or liabilities arise as a result of the negligence or wilful misconduct of the Security Trustee, such Delegate or the person appointed by a Delegate. Without prejudice to the generality of the foregoing and to Clause 18.6 (Taxes and Expenses in relation to the Italian Mortgages), the indemnity contained in this Clause 19.1 shall extend to cover any Indemnified Costs suffered in relation to or arising out of:

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         19.1.1   any failure by any Obligor to comply with its obligations
                  under Clause 18 (Fees, Expenses and Stamp Taxes);

         19.1.2 the taking, holding, protection, release, cancellation, re-assignment or enforcement of the Transaction Security;

         19.1.3 any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in this Deed and/or any other Relevant Document;

         19.1.4 any deduction for, or withholding on account of, Tax which the Security Trustee or any Delegate or any person appointed by the Security Trustee or any Delegate may make or any other Tax liability which the Security Trustee or any Delegate or any person appointed by the Security Trustee or any Delegate may suffer, in relation to any action undertaken pursuant to this Deed and/or the other Relevant Documents or in relation to the Transaction Security; or

         19.1.5 the performance of the terms of this Deed or the exercise of any of the rights, powers, discretions and remedies conferred on such parties by any of the Relevant Documents or by law.

19.2     SECURITY TRUSTEE'S LIEN

         19.2.1 Without prejudice to Clause 8.4 (Permitted Deductions) the Security Trustee:

                  (a) may, in priority to any payment to any other Secured Creditors, reimburse itself from, have recourse to or make payments out of the assets subject to the Transaction Security and any payment or proceeds received from any Obligor or as a result of an Enforcement Action so as to meet, discharge or otherwise provide for all fees, costs (including its time charges at its usual hourly rate), claims, losses, expenses (including Taxes (but not including Tax on its actual profits)) and all other expenses or liabilities (including legal fees properly incurred) incurred or suffered by the Security Trustee in or as a consequence of the proper exercise of its rights or performance of its duties and obligations in relation to this Deed and any other Relevant Document to which it is a party; and

                  (b) shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it under Clause 18 (Fees, Expenses and Stamp Taxes) and this Clause 19.

         19.2.2 To the extent that the Security Trustee is so indemnified itself out of the assets subject to the Transaction Security, the Issuer shall be liable for such amount to the Debt Representatives and, for the avoidance of doubt, such liability to the Debt Representatives shall constitute part of the Secured Obligations.

         19.2.3 The Security Trustee agrees that it will not take any Enforcement Action in relation to the Transaction Security in connection with the Secured Obligations owed to the Security Trustee or any additional Security Trustee, co-trustee, Receiver, Delegate, Debt Representative, the New Bonding Facility Agent, the Depositary, the Paying Agent, the Escrow Bank or the Registrar, in each case for their own respective accounts, unless (i) the Security Trustee has been instructed to take Enforcement Action in respect of all other Secured Obligations; or (ii) all other Secured Obligations have been irrevocably paid in full or
                  (iii) the Enforcement Action (excluding paragraphs (a) and (c) of the definition of Enforcement Action) consists of demands made by the Security Trustee for its own claims pursuant to the Composite Guarantee (as defined in the Indentures). Each of the Debt Representatives, the New Bonding Facility Agent, the Depositary, the Paying Agent, the Escrow Bank and the Registrar agrees that it will not request or instruct the Security Trustee to take any Enforcement Action in relation to the Transaction Security in connection with the Secured Obligations owed to such Debt Representative, the New Bonding Facility Agent, the Depositary, the Paying Agent or the Registrar, in each case for their own respective accounts, unless the Security Trustee has been instructed to take Enforcement Action in respect of all other Secured Obligations or all other Secured Obligations have been irrevocably paid in full.

20.      NOTICES

20.1     COMMUNICATIONS IN WRITING

         Unless otherwise expressly provided in any other Relevant Document, any communication to be made under or in connection with any Relevant Document shall be made in writing and, unless otherwise stated, may be made by fax or letter.

20.2     ADDRESSES

         Unless otherwise expressly provided in any other Relevant Document, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Relevant Documents is:

         20.2.1   identified with its name below; or

         20.2.2 if not originally a Party on the date hereof, specified in the Agent/Trustee/New Bonding Facility Bank Accession Letter, Intra-Group Accession Letter or Guarantor Accession Letter to which it is a party, or any substitute details which a Party may notify to the Security Trustee (or the Security Trustee may notify to the other Parties, if a change is made by the Security Trustee) by not less than five Business Days' notice and promptly upon receipt of any notification of any new or changed details, the Security Trustee shall notify the other Parties.

20.3     DELIVERY

         20.3.1 Unless otherwise expressly provided in any other Relevant Document, any communication or document made or delivered by one person to another under or in connection with the Relevant Documents will only be effective:

                  (a)      if by way of fax, when received in legible form; or

                  (b) if by way of letter, when it has been left at the address specified in Clause 20.2 (Addresses) above or five Business Days after being deposited in the post postage prepaid in an envelope addressed to the addressee at that address, and, if a particular department or officer is specified as part of that address, if addressed to that department or officer.

         20.3.2 Notwithstanding the provisions of sub-clause 20.3.1(b) above, any communication or document to be made or delivered to the Security Trustee or any Debt Representative will be effective only when actually received by the Security Trustee or such Debt Representative, as the case may be, and then only if it is expressly marked for the attention of the department or officer identified with such person's signature below (or any substitute department or officer as such person shall specify for this purpose).

         20.3.3 All notices under or in connection with this Deed from or to an Obligor shall be contemporaneously copied to the Security Trustee.

         20.3.4 Unless expressly contemplated otherwise in the Relevant Documents, any communication or document made or delivered to the Issuer in accordance with this Clause 20.3 will be deemed to have been made or delivered to each of the Obligors.

20.4     ELECTRONIC COMMUNICATION

         20.4.1 Unless otherwise expressly provided in any other Relevant Document, any communication to be made between the Security Trustee and another Secured Creditor (other than the Escrow
                  Bank) under or in connection with the Relevant Documents may be made by electronic mail or other electronic means unless and until notified to the contrary, if the Security Trustee and any other relevant Secured Creditor:

                  (a) notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

                  (b) notify each other of any change to their address or any other such information supplied by them.

         20.4.2 Unless otherwise expressly provided in any other Relevant Document, any electronic communication made between the Security Trustee and another Secured Creditor will be effective only when actually received in readable form and in the case of any electronic communication made by another Secured Creditor to the Security Trustee only if it is addressed in such a manner as the Security Trustee shall specify for this purpose.

20.5     ENGLISH LANGUAGE

         20.5.1 Unless otherwise expressly provided in any other Relevant Document, any notice given under or in connection with any Relevant Document must be in English.

         20.5.2 Unless otherwise expressly provided in any other Relevant Document, all other documents provided under or in connection with any Relevant Document to which the Security Trustee is a party to must be:

                  (a)      in English; or

                  (b) if not in English, accompanied by an English translation, which, if reasonably requested by the Security Trustee, shall be a certified translation and any such English translation will prevail unless the document is a constitutional, statutory or other official document.

21.      BENEFIT OF DEED

21.1     SUCCESSORS

         This Deed shall be binding on and enure to the benefit of each Party and its successors in title.

21.2     ASSIGNMENT AND TRANSFER

         No Party may assign all or any of its rights or transfer all or any of its rights and obligations under this Deed save as expressly provided by this Deed or as may be required by law.

21.3     OBLIGORS AND INTRA-GROUP PARTIES

         No Obligor and no Intra-Group Party may assign any of its rights or transfer any of its rights and obligations under this Deed other than pursuant to mergers, reorganisations, amalgamations or corporate reconstructions which are expressly permitted by the provisions of
         Section 5.01 (Merger, Consolidation or Sale of Assets) of the
         Indentures.

21.4     OTHER PARTIES

         21.4.1 Each of the Note Trustees, the New Bonding Facility Agent, the Depositary, the Paying Agent and the Registrar may with the prior written consent of the Debt Representatives (such consent not to be unreasonably withheld or delayed) cause a duly appointed successor to such role to become a party to this Deed in its place by causing the new Note Trustee, New Bonding Facility Agent, Paying Agent, Depositary or, as the case may be, Registrar, to accede to this Deed by executing and delivering to the Security Trustee an Agent/Trustee/New Bonding Facility Bank Accession Letter.

         21.4.2 The New Bonding Facility Agent shall require any person that is to become a New Bank (as defined in and in accordance with the New Bonding Facility Agreement), to become a party to this Deed by executing and delivering to the Security Trustee an Agent/Trustee/New Bonding Facility Bank Accession Letter.

         21.4.3 With effect from the date of receipt by the Security Trustee of an Agent/Trustee/New Bonding Facility Bank Accession Letter or, if later, the date specified in an Agent/Trustee/New Bonding Facility Bank Accession Letter, the acceding Note Trustee, New Bonding Facility Agent, New Bonding Facility Bank, Paying Agent, Depositary or, as the case may be, Registrar shall assume the same obligations and become entitled to the same rights it would have had if such person had been an original Party in such capacity.

22.      PRESERVATION

22.1     PARTIAL INVALIDITY

         If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

22.2     REMEDIES AND WAIVERS

         No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

22.3     WAIVER OF DEFENCES

         The provisions of this Deed will not be affected by any act, omission, matter or thing which, but for this Clause 22.3, would reduce, release or prejudice the subordination and/or priorities established by this Deed including:

         22.3.1 any time, waiver or consent granted to, or composition with any person (being the purpose of which is to alter such subordination and/or priority arrangements);

         22.3.2 the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or Security over assets of, any Obligor or any Intra-Group Party or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Transaction Security;

         22.3.3 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

         22.3.4 any amendment (however fundamental) or replacement of a Relevant Document or any other document or any Security;

         22.3.5 any unenforceability, illegality or invalidity of any obligation of any person under any Relevant Document or any other document or of any Security; and

         22.3.6 any intermediate payment or discharge of any of the Secured Obligations in whole or in part.

23.      PRIORITIES NOT AFFECTED

         Except as otherwise provided in this Deed, the ranking and priorities referred to in Clause 8 (Ranking of Secured Obligations and Priorities) will:

23.1 not be affected by any reduction or increase in the principal amount secured by the Transaction Security or by any amendment or variation to any of the Relevant Documents or by any variation or satisfaction of any of the Secured Obligations or any other circumstances whatsoever; apply regardless of the order in which or dates upon which the Relevant Documents are executed or registered or notice of them is given to any person; and

23.2 apply regardless of the date upon which any of the Secured Obligations arise or of any fluctuations in the amount of any of the Secured Obligations outstanding.

24.      MISCELLANEOUS

24.1     CONTROL PROVISIONS

         24.1.1 To the extent that any provision of any other Relevant Document contradicts or conflicts with this Deed, the provisions of this Deed shall prevail.

         24.1.2 Pursuant to certain agreements governed by Italian law for the creation of pledges over bank accounts (dated on or about the date of this Deed and made between the Security Trustee and the relevant pledgors incorporated under the laws of Italy) which form part of the Transaction Security, the Secured Creditors acting through the Security Trustee have consented that the relevant pledgors are permitted to deal with the accounts subject to such Transaction Security. The Secured Creditors hereby confirm that they will not revoke such consent unless the Security Trustee has notified such pledgors (in writing) that (a) an Insolvency Event of Default has occurred and is continuing, (b) it has been so instructed pursuant to this Deed upon or at anytime after an Event of Default has occurred and is continuing or (c) an Enforcement Event has occurred.

24.2     DISCLOSURE

         Save:

         24.2.1   where required by the Relevant Documents; and

         24.2.2 in the case of the Security Trustee, where permitted or required by the Relevant Documents to which it is a party,

         prior to the occurrence of an Event of Default no Secured Creditor (the "DISCLOSING SECURED CREDITOR") shall disclose to another Secured Creditor who is a Secured Creditor in a different capacity to the Disclosing Secured Creditor, any non-public information concerning the Obligors and/or the Issuer which it receives pursuant to the Relevant Documents. Each of the Issuer and the Obligors hereby consents, so long as any of the Transaction Security constituted by the Security Documents shall remain subsisting and an Event of Default has occurred and is continuing, to the disclosure by any of the Secured Creditors to each other of information concerning the Obligors and/or the Issuer to such extent as any Secured Creditor shall see fit.

24.3     OBLIGATIONS BINDING

         The obligations of the Parties who have executed this Deed shall not be affected by the fact that not all of the Parties have validly executed this Deed and such obligations shall be binding inter se.

24.4     NOTIFICATION

         As soon as practicable after the Security Trustee has been notified in writing by any Secured Creditor that the Secured Obligations owed to it or to any person which it represents have been irrevocably paid in full, the Security Trustee shall confirm this fact in writing to the other Secured Creditors.

24.5     GUARANTEE LIMITATIONS

         24.5.1 The Parties acknowledge that the obligations of the German Guarantors, the Dutch Guarantors, the Hong Kong Guarantors, the Australian Guarantors, the Italian Guarantors, the English Guarantors, the Brazilian Guarantor, the American Guarantors, the Irish Guarantor and the Swiss Guarantors under the Guarantees, the Indentures, the Agency Agreement, Clause 3 (Parallel Debt Obligation), Clause 6.3 (Covenant to Pay) and Clause 8.4 (Permitted Deductions) of this Deed and in relation to the German Guarantors only, under Clause 8.2 (Claims under a Letter of Credit) and Clause 8.3 (Indemnities) of the New Bonding Facility Agreement shall be limited by the relevant Guarantee Limitations.

         24.5.2 Notwithstanding the provision of sub-clause 24.5.1 of this Clause 24.5 (Guarantee Limitations), the Parties acknowledge that the obligations of the Guarantors (other than those companies that are Guarantors as of the Issue Date) shall be limited under the relevant laws and regulations applicable to such Guarantor and the granting of any Guarantee (including laws and regulations relating to corporate benefit, capital preservation, financial assistance, fraudulent conveyances and transfers or transactions at an under value, which include, but are not limited to, those provisions set out in Schedule 9 (Guarantee Limitations) of this Deed), or otherwise to the maximum amount payable such that no Guarantee will constitute a fraudulent conveyance, fraudulent transfer or a transaction at an under value, or otherwise cause the Guarantor to be insolvent under relevant law or such Guarantee to be void or unenforceable.

25.      WINDING UP OF TRUST

         If each Secured Creditor (other than the Security Trustee) has confirmed in writing to the Security Trustee that the Secured Obligations owed to it and to all persons which it represents have been irrevocably discharged in full and that neither it nor any person which it represents is under any further actual or contingent obligation to make advances or provide other financial accommodation to the Issuer or any Obligor under any of the Relevant Documents, the trusts herein created shall be wound up. Each Secured Creditor (other than the Security Trustee) shall provide such written confirmation as soon as reasonably practicable after the Secured Obligations owed to it and to all persons which it represents have been irrevocably discharged in full and neither it nor any person which it represents is under any such further actual or contingent obligation.

26.      PERPETUITY PERIOD

         The perpetuity period under the rule against perpetuities, if applicable to this Deed, shall be the period of eighty years from the date of this Deed.

27.      COUNTERPARTS

        This Deed may be executed in any number of counterparts and the result shall be the same as it would be if the signatures on the counterparts were on a single copy of this Deed.

28.      GOVERNING LAW AND JURISDICTION

28.1     GOVERNING LAW

         This Deed is governed by English law.

28.2     JURISDICTION

         28.2.1 The courts of England shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed) (a "DISPUTE").

         28.2.2 The Obligors and the Intra-Group Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor or Intra-Group Party will argue to the contrary.

         28.2.3 This Clause 28.2 is for the benefit of the Secured Creditors only. As a result, the Secured Creditors shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Creditors may take concurrent proceedings in any number of jurisdictions.

28.3     SERVICE OF PROCESS

         Without prejudice to any other mode of service allowed under any relevant law, each Obligor and each Intra-Group Party (other than an Obligor and an Intra-Group Party incorporated in England and Wales):

         28.3.1 irrevocably appoints the Issuer as its agent for service of process in relation to any proceedings before the English courts in connection with any Relevant Document; and

         28.3.2 agrees that failure by a process agent to notify the relevant Obligor or, as the case may be, Intra-Group Party of the process will not invalidate the proceedings concerned.

IN WITNESS whereof this Deed has been executed and delivered as a deed by the Parties the day and year first above written.

                                   SCHEDULE 1
                                   GUARANTORS

Metapath Software International Limited
Mobile Systems International Holdings Limited
GPT Special Project Management Limited
Marconi Communications Limited
Marconi Communications International Limited
Marconi Communications China Limited
Marconi Communications International Investments Limited
Marconi Communications International Holdings Limited
Marconi Communications Investments Limited
Marconi Communications Holdings Limited
Marconi (Bruton Street) Limited
Marconi (DGP1) Limited
Marconi (DGP2) Limited
Marconi Bonding Limited
Marconi Optical Components Limited
Associated Electrical Industries Limited
Marconi (Elliot Automation) Limited
Elliot Automation Holdings Limited
English Electric Company Limited
Marconi Aerospace Unlimited
Marconi UK Intellectual Property Limited
Marconi (NCP) Limited
Highrose Limited
Bruton Street Overseas Investments Limited
Marconi Inc.
Marconi Holdings, LLC
Marconi Communications North America Inc.
FS Holdings Corp
FS Finance Corp
Marconi Software International, Inc.
Metapath Software International (US), Inc.
Metapath Software International, Inc.
Marconi Intellectual Property (US) Inc.
Marconi Communications Holdings GmbH
Marconi Communications GmbH
Marconi Communications Real Estate GmbH
Marconi Holdings SpA
Marconi Communications SpA
Marconi Sud SpA
Marconi Communications Telemulti Ltda
Marconi Australia Holdings Pty Limited
Marconi Australia Pty Limited

Marconi Communications Asia Limited
G.E.C. (Hong Kong) Limited
Marconi Communications, Inc.
Marconi Networks Worldwide, Inc.
Marconi Communications Technology, Inc.
Marconi Communications Federal, Inc.
Marconi Acquisition Corp.
Marconi Intellectual Property (Ringfence) Inc.
Marconi Communications Limited (Ireland)
Marconi Communications Optical Networks Limited
Marconi Communications, S.A. de C.V.
Marconi Communications de Mexico, S.A. de C.V.
Marconi Communications Exportel, S.A. de C.V.
Administrativa Marconi Communications, S.A. de C.V.
Marconi Communications B.V.
Marconi Communications GmbH (Switzerland)
Regents Place, Inc.

                                   SCHEDULE 2
                               INTRA-GROUP PARTIES

                                     PART A
                              INTRA-GROUP CREDITORS

Marconi Corporation plc
Metapath Software International Limited
Mobile Systems International Holdings Limited
GPT Special Project Management Limited
Marconi Communications Limited
Marconi Communications International Limited
Marconi Communications China Limited
Marconi Communications International Investments Limited
Marconi Communications International Holdings Limited
Marconi Communications Investments Limited
Marconi Communications Holdings Limited
Marconi (Bruton Street) Limited
Marconi (DGP1) Limited
Marconi (DGP2) Limited
Marconi Bonding Limited
Marconi Optical Components Limited
Associated Electrical Industries Limited
Marconi (Elliot Automation) Limited
Elliot Automation Holdings Limited
English Electric Company Limited
Marconi Aerospace Unlimited
Marconi UK Intellectual Property Limited
Marconi (NCP) Limited Highrose Limited
Bruton Street Overseas Investments Limited
Marconi Inc.
Marconi Holdings, LLC
Marconi Communications North America Inc.
FS Holdings Corp
FS Finance Corp
Marconi Software International, Inc.
Metapath Software International (US), Inc.
Metapath Software International, Inc.
Marconi Intellectual Property (US) Inc.
Marconi Communications Holdings GmbH
Marconi Communications GmbH
Marconi Communications Real Estate GmbH
Marconi Holdings SpA
Marconi Communications SpA
Marconi Sud SpA

Marconi Communications Telemulti Ltda
Marconi Australia Holdings Pty Limited
Marconi Australia Pty Limited
Marconi Communications Asia Limited
G.E.C. (Hong Kong) Limited
Marconi Communications, Inc.
Marconi Networks Worldwide, Inc.
Marconi Communications Technology, Inc.
Marconi Communications Federal, Inc.
Marconi Acquisition Corp.
Marconi Intellectual Property (Ringfence) Inc.
Marconi Communications Limited (Ireland)
Marconi Communications Optical Networks Limited
Marconi Communications, S.A. de C.V.
Marconi Communications de Mexico, S.A. de C.V.
Marconi Communications Exportel, S.A. de C.V.
Administrativa Marconi Communications, S.A. de C.V.
Marconi Communications B.V.
Marconi Communications GmbH (Switzerland)
Marconi Software Solutions Limited
Regents Place, Inc.
Marconi Communications Limited (Bermuda)

                                     PART B
                              INTRA-GROUP BORROWERS

Marconi Corporation plc
Metapath Software International Limited
Mobile Systems International Holdings Limited
GPT Special Project Management Limited
Marconi Communications Limited
Marconi Communications International Limited
Marconi Communications China Limited
Marconi Communications International Investments Limited
Marconi Communications International Holdings Limited
Marconi Communications Investments Limited
Marconi Communications Holdings Limited
Marconi (Bruton Street) Limited
Marconi (DGP1) Limited
Marconi (DGP2) Limited
Marconi Bonding Limited
Marconi Optical Components Limited
Associated Electrical Industries Limited
Marconi (Elliot Automation) Limited
Elliot Automation Holdings Limited
English Electric Company Limited

Marconi Aerospace Unlimited
Marconi UK Intellectual Property Limited
Marconi (NCP) Limited
Highrose Limited
Bruton Street Overseas Investments Limited
Marconi Inc.
Marconi Holdings, LLC
Marconi Communications North America Inc.
FS Holdings Corp
FS Finance Corp
Marconi Software International, Inc.
Metapath Software International (US), Inc.
Metapath Software International, Inc.
Marconi Intellectual Property (US) Inc.
Marconi Communications Holdings GmbH
Marconi Communications GmbH
Marconi Communications Real Estate GmbH
Marconi Holdings SpA
Marconi Communications SpA
Marconi Sud SpA
Marconi Communications Telemulti Ltda
Marconi Australia Holdings Pty Limited
Marconi Australia Pty Limited
Marconi Communications Asia Limited
G.E.C. (Hong Kong) Limited
Marconi Communications, Inc.
Marconi Networks Worldwide, Inc.
Marconi Communications Technology, Inc.
Marconi Communications Federal, Inc.
Marconi Acquisition Corp.
Marconi Intellectual Property (Ringfence) Inc.
Marconi Communications Limited (Ireland)
Marconi Communications Optical Networks Limited
Marconi Communications, S.A. de C.V.
Marconi Communications de Mexico, S.A. de C.V.
Marconi Communications Exportel, S.A. de C.V.
Administrativa Marconi Communications, S.A. de C.V.
Marconi Communications B.V.
Marconi Communications GmbH (Switzerland)
Regents Place, Inc.

                                   SCHEDULE 3
                           NEW BONDING FACILITY BANKS

HSBC Bank PLC

JP Morgan Chase Bank

Barclays Bank PLC

                                   SCHEDULE 4
                       PRE-ACCELERATION PAYMENT PRIORITIES

1. All monies credited to the Existing Performance Bond Escrow Account will be applied in accordance with the terms and conditions of the Escrow Agreement and this Deed.

2. All monies credited to the Mandatory Redemption Escrow Account in accordance with the Junior Note Indenture, the Senior Note Indenture, this Deed and the Escrow Agreement, will be applied on any Payment Date strictly in accordance with the following order of priority:

         (a) FIRST, in or towards satisfaction of all liabilities (secured or unsecured) owing to the Senior Note Trustee as Note Trustee for holders of the Senior Notes, to the extent of any True Up Amount paid to the Junior Note Trustee and not previously applied pursuant to this paragraph (a);

         (b) SECOND, in or towards satisfaction of all liabilities (secured or unsecured) owing to the Junior Note Trustee as Note Trustee for the holders of the Junior Notes;

         (c) THIRD, in or towards satisfaction of all liabilities (secured or unsecured) owing to the Senior Note Trustee as Note Trustee for the holders of the Senior Notes;

         (d) FOURTH, any other person (other than the Issuer) so entitled to the proceeds (including any persons entitled to such proceeds pursuant to mandatory rules of law of any jurisdiction); and

         (e)      FIFTH, the Issuer.

                                   SCHEDULE 5
                      POST-ACCELERATION PAYMENT PRIORITIES

1. FIRST, pro rata according to the respective amounts thereof, in or towards satisfaction of the liabilities (secured or unsecured) and any unpaid fees, costs and expenses in each case owing to, and for the account of, the Security Trustee, any Receiver or Delegate, the Senior Note Trustee, the Junior Note Trustee, the New Bonding Facility Agent, the Depositary, the Paying Agent, the Escrow Bank and the Registrar.

2. SECOND, to the New Bonding Facility Agent for application in or towards satisfaction of all liabilities (secured or unsecured) owing to the New Bonding Facility Banks under the New Bonding Facility Agreement.

3. THIRD, in or towards satisfaction of all liabilities (secured or unsecured) owing to the Junior Note Trustee as Note Trustee for holders of the Junior Notes, to the extent of any True Up Amount paid to the Senior Note Trustee and not previously applied pursuant to this paragraph 3.

4. FOURTH, in or towards satisfaction of all liabilities (secured or unsecured) owing to the Senior Note Trustee as Note Trustee for the holders of the Senior Notes.

5. FIFTH, in or towards satisfaction of all liabilities (secured or unsecured) owing to the Junior Note Trustee as Note Trustee for the holders of the Junior Notes.

6. SIXTH, any other person (other than the Issuer) so entitled to the proceeds (including any persons entitled to such proceeds pursuant to mandatory rules of law of any jurisdiction).

7.       SEVENTH, the Issuer.

                                   SCHEDULE 6
                        SECURITY TRUSTEE RESERVED MATTERS

The "SECURITY TRUSTEE RESERVED MATTERS" means each and every right, power, authority and discretion of, or exercisable by, the Security Trustee (whether expressed as a right, power, authority or discretion of the Security Trustee or an obligation of any other party):

1.       pursuant to this Deed;

2. to receive any sums owing to it for its own account or the account of an agent, expert or representative engaged by it in respect of fees, costs, charges, liabilities, damages, proceedings, claims and demands in performing its powers and exercising its discretions under this Deed or any Relevant Document to which the Security Trustee is a party;

3. which is provided for the purpose of enabling the Security Trustee to protect its own position and interests in its personal capacity (including its own personal financial interest) or which the Security Trustee determines to be necessary or appropriate to exercise for the protection of its own position and interests in its personal capacity;

4. except as otherwise specifically provided herein, to apply any of the sums as provided for in the payment priorities set out in Schedule 4 (Pre-Acceleration Payment Priorities) and Schedule 5 (Post-Acceleration Payment Priorities) in accordance with such Schedules and Clauses 8.2 (Pre-Acceleration Payment Priorities) and 8.3 (Post-Acceleration Payment Priorities);

5. to receive notices, certificates, communications or other documents or information, to direct that such notices, certificates, communications or other documents or information shall be provided (or shall not be provided) to it or any other Party, or, where applicable, to determine the form and content of any notice, certificate or communication;

6. which relieves or exempts the Security Trustee from liability or responsibility or the need to take actions or exculpates or exonerates it (including any right of the Security Trustee under any of the Relevant Documents to make assumptions as to, or rely on any notice, certificate or other communication confirming, the existence or non-existence of any act, circumstance or event);

7. to agree to any amendment to this Schedule 6 or to Clause 7 (Amendments, Consents and Waivers) with the Parties; and

8. to determine amounts due in relation to and to claim under indemnities in favour of the Security Trustee under the Relevant Documents.

                                   SCHEDULE 7
                                ACCESSION LETTERS

                                     PART A
                          INTRA-GROUP ACCESSION LETTER

To: The Law Debenture Trust Corporation p.l.c. as Security Trustee and each other Party to the Security Trust and Intercreditor Deed referred to below.

From:    [Name of: Intra-Group Creditor/Intra-Group Borrower]

Dated:

Dear Sirs

1.       We refer you to a Security Trust and Intercreditor Deed dated [      ]
         and entered into, inter alios, by the Security Trustee, the Obligors, the Senior Note Trustee, the Junior Note Trustee, the New Bonding Facility Agent, the New Bonding Facility Banks, the Intra-Group Creditors, the Intra-Group Borrowers, the Paying Agent, the Registrar and the Depositary (the "INTERCREDITOR DEED"). This is an Intra-Group Accession Letter. Terms defined in the Intercreditor Deed have the same meaning in this Intra-Group Accession Letter.

2. [INSERT NAME] agrees to accede to the Intercreditor Deed as an [Intra Group Creditor/Intra-Group Borrower] and to be bound by the terms of the Intercreditor Deed and undertakes to perform all the obligations expressed in the Intercreditor Deed to be assumed by an [Intra-Group Creditor/Intra-Group Borrower] and agrees to be bound by all the provisions of the Intercreditor Deed, as if it were an original party to the Intercreditor Deed and that all the obligations assumed by it under the Intercreditor Deed are legal, valid and binding.

3.       This Intra-Group Accession Letter is governed by English law.

4.       This Intra-Group Accession Letter is entered into by deed.

5.       We hereby:

5.1 irrevocably appoint the Issuer as our agent for service of process in relation to any proceedings before the English courts in connection with any Relevant Documents; and

5.2 agree that failure by a process agent to notify us of the process will not invalidate the proceedings concerned.

EXECUTED as a DEED                            EXECUTED as a DEED

by [Intra-Group Creditor/Intra-Group          by Marconi Corporation plc
Borrower]

Address:

Fax:

Accepted by the Security Trustee

by THE LAW DEBENTURE TRUST CORPORATION p.l.c.

                                     PART B
                           GUARANTOR ACCESSION LETTER

To: The Law Debenture Trust Corporation p.l.c. as Security Trustee and each other Party to the Intercreditor Deed referred to below.

From:    [Name of Guarantor]

Dated:

Dear Sirs

1. We refer you to a Security Trust and Intercreditor Deed dated [ ] and entered into, inter alios, by the Security Trustee, the Obligors, the Senior Note Trustee, the Junior Note Trustee, the New Bonding Facility Agent, the New Bonding Facility Banks, the Intra-Group Creditors, the Intra-Group Borrowers, the Paying Agent, the Registrar and the Depositary (the "INTERCREDITOR DEED"). This is a Guarantor Accession Letter. Terms defined in the Intercreditor Deed have the same meaning in this Guarantor Accession Letter.

2. [INSERT NAME] agrees to accede to the Intercreditor Deed as a Guarantor and to be bound by the terms of the Intercreditor Deed and undertakes to perform all the obligations expressed in the Intercreditor Deed to be assumed by a Guarantor and agrees to be bound by all the provisions of the Intercreditor Deed, as if it were an original party to the Intercreditor Deed.

3. This Guarantor Accession Letter shall take effect and the relevant member of the Group shall become a party to the Intercreditor Deed on the date on which the Security Trustee confirms that all the conditions set out in sub-clauses 2.3.1 to 2.3.4 of Clause 2.3 (Additional Guarantors) of the Intercreditor Deed have been satisfied.

4.       This Guarantor Accession Letter is governed by English law.

5.       This Guarantor Accession Letter is entered into by deed.

6.       We hereby:

6.1 irrevocably appoint the Issuer as our agent for service of process in relation to any proceedings before the English courts in connection with any Relevant Documents; and

6.2 agree that failure by a process agent to notify us of the process will not invalidate the proceedings concerned.

EXECUTED as a DEED

by [Guarantor]

Address:

Fax:

Accepted by the Security Trustee

by THE LAW DEBENTURE TRUST CORPORATION p.l.c.

                                   SCHEDULE 8
            AGENT/TRUSTEE/NEW BONDING FACILITY BANK ACCESSION LETTER

To: The Law Debenture Trust Corporation p.l.c. as Security Trustee and each other Party to the Intercreditor Deed referred to below.

From: [Name of new Security Trustee/Senior Note Trustee/Junior Note Trustee/ Depositary/Paying Agent/Registrar/New Bonding Facility Agent/New Bonding Facility Bank]

Dated:

Dear Sirs

1.       We refer you to a Security Trust and Intercreditor Deed dated [       ]
         and entered into, inter alios, by the Security Trustee, the Obligors, the Senior Note Trustee, the Junior Note Trustee, the New Bonding Facility Agent, the New Bonding Facility Banks, the Intra-Group Creditors, the Intra-Group Borrowers, the Paying Agent, the Registrar and the Depositary (the "INTERCREDITOR DEED"). This is an Agent/Trustee/New Bonding Facility Bank Accession Letter. Terms defined in the Intercreditor Deed have the same meaning in this Agent/Trustee/ New Bonding Facility Bank Accession Letter.

2. [INSERT NAME] agrees to accede to the Intercreditor Deed as a [Security Trustee/Senior Note Trustee/Junior Note Trustee/New Bonding Facility Agent/New Bonding Facility Bank/the Depositary] and to be bound by the terms of the Intercreditor Deed and undertakes to perform all the obligations expressed in the Intercreditor Deed to be assumed by a [Security Trustee/Senior Note Trustee/Junior Note Trustee/ New Bonding Facility Agent/New Bonding Facility Bank/the Depositary/the Paying Agent/the Registrar] and agrees to be bound by all the provisions of the Intercreditor Deed, as if it were an original party to the Intercreditor Deed - in such capacity.

3. This Agent/Trustee/New Bonding Facility Bank Accession Letter is governed by English law.

4. This Agent/Trustee/New Bonding Facility Bank Accession Letter is entered into by deed.

EXECUTED as a DEED

by [Security Trustee/Senior Note Trustee/Junior Note Trustee/New Bonding Facility Agent/New Bonding Facility Bank/the Depositary/the Paying Agent/the Registrar]

Address:

Fax:

Accepted by the Security Trustee

                  by THE LAW DEBENTURE TRUST CORPORATION p.l.c.

                                   SCHEDULE 9
                              GUARANTEE LIMITATIONS

1.       U.S. LIMITATION ON GUARANTEED OBLIGATIONS

1.1 Notwithstanding any provision herein contained to the contrary, each American Guarantor's liability under the Guarantees shall be limited to an amount not to exceed as of any date of determination the greater of:

1.2 the net amount of all the Notes, advances and other extensions of credit advanced under the Relevant Documents and directly or indirectly issued or otherwise transferred to, or incurred for the benefit of, such American Guarantor, plus interest thereon at the applicable rate specified in the Relevant Document; or

1.3 the amount that could be claimed by the Security Trustee from such American Guarantor under the Guarantees without rendering such claim voidable or avoidable under Section 548 of Title 11 of the United States Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such American Guarantor's right of contribution and indemnification from each other Guarantor under paragraph 2 below.

2.       U.S. CONTRIBUTION WITH RESPECT TO GUARANTEED OBLIGATIONS

2.1 To the extent that any American Guarantor shall make a payment under any Guarantee of all or any of the Guaranteed Obligations (a "GUARANTOR PAYMENT") that, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount that such American Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such American Guarantor's Allocable Amount (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of the Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guaranteed Obligations, such American Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

2.2 As of any date of determination, the "ALLOCABLE AMOUNT" of any American Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such American Guarantor under the Guarantees without rendering such claim voidable or avoidable under Section 548 of Title 11 of the United States Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

2.3 This paragraph 2 is intended only to define the relative rights of American Guarantors and nothing set forth in this paragraph 2 is intended to or shall impair the obligations of American Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of the Guarantees.

2.4 The rights of the parties under this paragraph 2 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations and the termination of the Relevant Documents.

2.5 The Parties acknowledge that the rights of contribution and indemnification under the Guarantees shall constitute assets of any American Guarantor to which such contribution and indemnification is owed.

3.       SWISS LIMITATION LANGUAGE

         With respect to the Guarantees of each Swiss Guarantor (other than the Guaranteed Obligations of one of its Subsidiaries) the amount of such Guarantees shall be limited to the extent and maximum amount of such Swiss Guarantor's profits available for distribution as dividends at any given time (being the balance sheet profits and any reserves made for this purpose, in each case in accordance with article 805 in conjunction with articles 675 and 671, paragraphs 1-3 of the Swiss Code of Obligations).

4.       ITALIAN LIMITATION LANGUAGE

         The Guaranteed Obligations of each Italian Guarantor shall at no time require such Italian Guarantor to pay any amount which exceeds the higher of:

4.1 an amount corresponding to the Net Worth (as defined below) of such Italian Guarantor, as resulting from its last approved financial statements at the time such Italian Guarantor executes or accedes to the Guarantees; and

4.2 an amount corresponding to the Net Worth (as defined below) of such Italian Guarantor, as resulting from its most recent approved financial statements at that time the Guarantees are enforced;

4.3 "NET WORTH" means, for the purposes of this Clause, the total value of the "Patrimonio Netto" of the Italian Guarantor pursuant to the definition of Article 2424 of the Italian Civil Code.

5.       DUTCH GUARANTEE LIMITATION

         The Guaranteed Obligations and any other obligations and/or liabilities under the Relevant Documents of each Dutch Guarantor shall be limited so that no obligation or liability in respect of any Relevant Document or any other obligation or liability, shall be secured and/or guaranteed by such Dutch Guarantor to the extent that the granting of security and/or a guarantee for such obligations or liabilities would constitute (i) an "ultra vires" transaction under Dutch law and/or (ii) the providing of unlawful financial assistance within the meaning of
         Section 2:98c and Section 2:207c of the Dutch Civil Code and the provisions of the Relevant Documents shall be construed accordingly.

6.       GERMAN GUARANTEE LIMITATION

         The right to enforce the Guarantees against any German Guarantor shall, to the extent that the Guaranteed Obligations represent those of an affiliated company (verbundenes Unternehmen) within the meaning of
         Section 15 et seq. of the German Stock Corporation Act (Aktiengesetz) of a German Guarantor (other than any of such German Guarantor's subsidiaries), at all times be limited to an amount equal to such German Guarantor's assets (the calculation of which shall take into account the captions reflected in Section 266 sub-section (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less the sum of
         (A) the German Guarantor's liabilities (the calculation of which shall take into account the captions reflected in Section 266 sub-section (3) B, C and D of the German Commercial Code), and (B) the stated share capital (Stammkapital) of such German Guarantor (the "NET ASSETS").

         Each German Guarantor shall realise, to the extent legally permitted and, in respect of such German Guarantor, commercially justifiable, in a situation where such German Guarantor does not have sufficient Net Assets to maintain its registered share capital, any and all of its assets that are shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of the assets if the asset is not necessary for such German Guarantor's business (betriebsnotwendig).

         The Security Trustee shall enforce the Guarantees against a German Guarantor in accordance with the following further procedure:

         (i) The German Guarantor shall, following a notification by the Security Trustee to such German Guarantor that the Security Trustee intends to enforce the Guarantees, deliver to the Security Trustee within sixty days of such notification an auditors' determination from a firm of auditors of international standard and reputation (the "AUDITORS' DETERMINATION") stating the value of the Net Assets, i.e., the amounts which may be claimed against such German Guarantor under the Guarantees having regard to Sections 30 and 31 of the German Limited Liability Companies Act.

         (ii) The Auditors' Determination, i.e., the amounts which may be claimed against such German Guarantor under the Guarantees, having regard to Sections 30 and 31 of the German Limited Liability Companies Act, shall take into account the generally accepted accounting principles applicable from time to time in Germany (GAAP) and be based on the same principles that were applied when establishing the previous year's balance sheet.

         (iii) The amount specified in the relevant Auditors' Determination pertaining to such German Guarantor shall be up-to-date and in any event such Auditors' Determination shall have been prepared as of a date no earlier than 15 business days prior to the date of notification by the Security Trustee to the German Guarantor that it intends to enforce the Guarantees.

         (iv) If the German Guarantor fails to deliver the Auditors' Determination to the Security Trustee within the sixty day period stated in (ii) above, the Security Trustee shall be entitled to enforce the Guarantees against such German Guarantor without limitation.

7.       AUSTRALIAN LIMITATION LANGUAGE

7.1 The Guaranteed Obligations of Marconi Australia Holdings Pty Limited under the Guarantees shall at no time require Marconi Australia Holdings Pty Limited to pay an amount which exceeds the value of the assets of Marconi Australia Holdings Pty Limited.

7.2 The Guaranteed Obligations of Marconi Australia Pty Limited under the Guarantees shall at no time require Marconi Australia Pty Limited to pay an amount which exceeds the value of the assets of Marconi Australia Pty Limited.

8.       HONG KONG LIMITATION LANGUAGE

         Any Guarantee to which any Hong Kong Guarantor is a party shall not extend to secure or guarantee any liability or sum which would, but for this proviso, cause such Guarantee to be unlawful or prohibited by, or otherwise contravene, any applicable law (including, without limitation, Section 47A of the Companies Ordinance (Cap .32)).

9.       ENGLISH LIMITATION LANGUAGE

         The Guaranteed Obligations of each English Guarantor shall not include any obligations which, if they were included, would result in the Guarantee to which such English Guarantor is a party being unlawful or prohibited by any applicable law (including, for the avoidable of doubt
         Section 151 of the Companies Act 1985).

10.      IRISH LIMITATION LANGUAGE

         The Security Documents executed by the Irish Guarantors shall not extend to secure or guarantee any liabilities or obligations where, if they did so extend, would cause an infringement of Section 60 of the Irish Companies Act 1963 (as amended).

11.      BRAZILIAN LIMITATION LANGUAGE

11.1 Marconi Communications Telemulti Ltda. (a Brazilian company) shall neither provide a Guarantee nor provide any Security (but the quotas (equity interest) in which shall be pledged as Security by its parent company) without prior express authorisation of the Central Bank of Brazil and which shall be deemed to be a Guarantor for purposes of the covenants in the Indentures and this Deed.

11.2 Any guarantees that represent a potential remittance of funds out of Brazil are currently regulated by Brazilian Central Bank's Circular No. 1504 dated 30 June 1989. As determined by such Circular, prior to giving a security and/or undertaking any obligation which could eventually result in the remittance of foreign currency out of Brazil, favourable manifestation from the Central Bank of Brazil should be obtained, and thereafter, if payment ever be demanded by a creditor due to a default, another authorisation of the Central Bank to purchase and remit funds would be necessary. As an alternative, the parties agree to negotiate a pledge on the quotas of Marconi Communications Telemulti Ltda., the Brazilian subsidiary of Marconi International Holdings Limited, given the fact that the quotaholder, i.e., Marconi International Holdings Limited, is already offshore company thus no previous authorisations from the Brazilian Central Bank were then necessary.

11.3 To the extent that it does not violate and it is permitted under Brazilian law, the Guaranteed Obligations under the Brazilian Security Package shall at no time require Marconi International Holdings Limited to pay an amount which exceeds the greater of:

         (a) the capital stock so subscribed by Marconi International Holdings Limited in the Marconi Communications Telemulti Ltda's equity, plus any dividends related thereto; and

         (b) the amount which the Security Trustee may at any time notify Marconi International Holdings Limited by written notice, which amount shall not exceed the value of the quotas of Marconi Communications Telemulti Ltda.

                                   SIGNATURES

THE ISSUER

EXECUTED as a DEED                  )
by Mary Skelly                      )            MSkelly
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI CORPORATION PLC             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

THE COMPANIES EXECUTING THIS DEED AS GUARANTORS, INTRA-GROUP CREDITORS AND INTRA-GROUP BORROWERS (SAVE FOR MARCONI CORPORATION PLC EXECUTING THIS DEED AS AN INTRA-GROUP CREDITOR AND INTRA GROUP BORROWER)

EXECUTED as a DEED                  )
by Mary Skelly                      )            MSkelly
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI CORPORATION PLC             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )

by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
METAPATH SOFTWARE                   )
INTERNATIONAL LIMITED               )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MOBILE SYSTEMS                      )
INTERNATIONAL HOLDINGS              )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
GPT SPECIAL PROJECT                 )
MANAGEMENT LIMITED                  )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INTERNATIONAL LIMITED               )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
CHINA LIMITED                       )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INTERNATIONAL                       )
INVESTMENTS LIMITED                 )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INTERNATIONAL HOLDINGS              )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INVESTMENTS LIMITED                 )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
HOLDINGS LIMITED                    )
in the presence of:                 )
Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (BRUTON STREET)             )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (DGP1) LIMITED              )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (DGP2) LIMITED              )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI BONDING LIMITED             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI OPTICAL                     )
COMPONENTS LIMITED                  )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
ASSOCIATED ELECTRICAL               )
INDUSTRIES LIMITED                  )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (ELLIOT                     )
AUTOMATION) LIMITED                 )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
ELLIOT-AUTOMATION                   )
HOLDINGS LIMITED                    )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by T. C. R. Shepherd                )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
THE ENGLISH ELECTRIC                )
COMPANY, LIMITED                    )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI AEROSPACE                   )
UNLIMITED                           )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI UK INTELLECTUAL             )
PROPERTY LIMITED                    )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (NCP) LIMITED               )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
HIGHROSE LIMITED                    )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
BRUTON STREET OVERSEAS              )
INVESTMENTS LIMITED                 )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI INC.                        )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI HOLDINGS, LLC               )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
NORTH AMERICA INC.                  )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
FS HOLDINGS CORP.                   )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
FS FINANCE CORP.                    )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI SOFTWARE                    )
INTERNATIONAL, INC.                 )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
METAPATH SOFTWARE                   )
INTERNATIONAL (US), INC.            )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
METAPATH SOFTWARE                   )
INTERNATIONAL INC.                  )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI INTELLECTUAL                )
PROPERTY (US) INC.                  )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
HOLDINGS GMBH                       )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
GMBH                                )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
REAL ESTATE GMBH                    )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI HOLDINGS SPA                )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
SPA                                 )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI SUD SPA                     )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
TELEMULTI LTDA                      )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED by MARCONI                      )

AUSTRALIA HOLDINGS PTY                   )
LIMITED in accordance with section       )
127(1) of the Corporations Act 2001      )
(Cwlth) by authority of its directors:   )   JEAN-PAUL RABIN
                                         )   Signature of director/
                                         )
P R Butcher                              )   *delete whichever is not applicable
Signature of director                    )
                                         )   JEAN-PAUL RABIN
PAUL RUSSELL BUTCHER                     )   Name of director/
Name of director (block letters)         )   (block letters)
                                             *delete whichever is not applicable

Attention:        The Directors

Fax:              +61 29455 3520

Address:          Level 7
                  90 Arthur Street
                  North Sydney, NSW 2060
                  Australia

EXECUTED by MARCONI                      )

AUSTRALIA PTY LIMITED in                 )
accordance with section 127(1) of the    )
Corporations Act 2001 (Cwlth) by         )   JEAN-PAUL RABIN
Authority of its directors:              )   Signature of director/
                                         )
P R Butcher                              )   *delete whichever is not applicable
Signature of director                    )
                                         )   JEAN-PAUL RABIN
PAUL RUSSELL BUTCHER                     )   Name of director/
Name of director (block letters)         )   (block letters)
                                             *delete whichever is not applicable

Attention:        The Directors

Fax:              +61 29455 3520

Address:          Level 7
                  90 Arthur Street
                  North Sydney, NSW 2060
                  Australia

THE COMMON SEAL of

MARCONI COMMUNICATIONS ASIA LIMITED

was hereunto affixed

in the presence of:

John Shum         Director

K F Wong          Director/

Attention: John Shum                                      John Shum

Address: 29/F, 1063 King's Road, Quarry Bay, Hong Kong

Fax: (852) 22 50 70 08                                    K F Wong

SIGNED SEALED AND DELIVERED by               )
Thomas Charles Ryley Shepherd                )   T. C. R. SHEPHERD
As lawful attorney for and in the name of    )
G.E.C. (HONG KONG) LIMITED                   )
in the presence of:                          )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS,             )
INC.                                )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )

by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI NETWORKS                    )
WORLDWIDE, INC.                     )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )            T. C. R. SHEPHERD
TECHNOLOGY, INC.                    )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
FEDERAL, INC.                       )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI ACQUISITION CORP.           )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI INTELLECTUAL                )
PROPERTY (RINGFENCE) INC.           )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

SIGNED, SEALED AND DELIVERED
by Thomas Charles Ryley Shepherd                        T. C. R. SHEPHERD
the duly authorised attorney of
MARCONI COMMUNICATIONS LIMITED
in the presence of:

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

SIGNED, SEALED AND DELIVERED
by Thomas Charles Ryley Shepherd                        T. C. R. SHEPHERD
the duly authorised attorney of

MARCONI COMMUNICATIONS OPTICAL NETWORKS LIMITED in the presence of:

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS,             )
S.A. DE C.V.                        )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
DE MEXICO, S.A. DE C.V.             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS.             )
EXPORTEL, S.A. DE C.V.              )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
ADMINISTRATIVA MARCONI              )
COMMUNICATIONS, S.A. DE C.V.        )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS.             )
B.V.                                )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
GMBH                                )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
REGENTS PLACE, INC.                 )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

THE COMPANIES EXECUTING THIS DEED ONLY AS INTRA-GROUP CREDITORS

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI SOFTWARE                    )
SOLUTIONS LTD                       )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI INTERNATIONAL               )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

EXECUTED as a DEED                  )
by Thomas Charles Ryley Shepherd    )            T. C. R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S J Knight

Name of witness:           S J Knight

Address:                   Allen & Overy

                           One New Change, London EC4M 9QQ

Occupation:                Trainee Solicitor

THE SECURITY TRUSTEE

EXECUTED as a DEED
by THE LAW DEBENTURE TRUST CORPORATION p.l.c.

Julian Mason-Jebbs                  Director

Representing Law Debenture Corporate Services Limited

R. D. Rance                         Secretary
Attention:        Trust Management Department

Address:          The Law Debenture Trust Corporation p.l.c.
                  Fifth Floor
                  100 Wood Street
                  London EC2V 7EX
Fax:

THE SENIOR NOTE TRUSTEE

EXECUTED as a DEED
by LAW DEBENTURE TRUST COMPANY OF NEW YORK

acting by two authorised signatories:    Daniel R. Fisher     Nancy Jo Kuenstner

                                         DANIEL R. FISHER     NANCY JO KUENSTNER

Attention:        Daniel R. Fisher

Address:          767 Third Avenue - 31st Floor
                  New York
                  New York 10017
                  United States of America

Fax:              001 212 750 1361

THE JUNIOR NOTE TRUSTEE

EXECUTED as a DEED                  )
by Ian McMillan                     )            Ian McMillan
acting as attorney-in-fact          )
for and on behalf of                )
JPMORGAN CHASE BANK                 )
in the presence of:                 )

Signature of witness:      C Walters

Name of witness:           Chelsea Walters

Address:                   Clifford Chance

                           200 Aldersgate Street, London EC1A 4JJ

Occupation:                Trainee Solicitor

THE NEW BONDING FACILITY AGENT

EXECUTED as a DEED                  )
by Ian McMillan                     )            Ian McMillan
acting as attorney-in-fact          )
for and on behalf of                )
HSBC BANK PLC                       )
in the presence of:                 )

Signature of witness:      C Walters

Name of witness:           Chelsea Walters

Address:                   Clifford Chance

                           200 Aldersgate Street, London EC1A 4JJ

Occupation:                Trainee Solicitor

THE NOTICE DETAILS REFERRED TO IN
CLAUSE 20 (NOTICES) OF THIS DEED FOR
THE NEW BONDING FACILITY AGENT ARE:

Attention:        Chris Merrett

Address:          8 Canada Square
                  London E14 5HQ

Fax:              020 7991 4346

THE ESCROW BANK

EXECUTED as a DEED                  )
by Mark Brown                       )            M Brown
acting as attorney-in-fact          )
for and on behalf of                )
HSBC BANK PLC                       )
in the presence of:                 )

Signature of witness:      Trevor Saunders

Name of witness:           Trevor Saunders

Address:                   HSBC Bank PLC

                           Poultry

Occupation:                Bank Official

THE NOTICE DETAILS REFERRED TO IN
CLAUSE 20 (NOTICES) OF THIS DEED FOR
THE ESCROW BANK ARE:

Attention:        Chris Merrett

Address:          8 Canada E14 5HQ

Fax:              020 7991 4346

THE REGISTRAR

EXECUTED as a DEED
by THE BANK OF NEW YORK

acting by two authorised signatories:    Trevor Blewer

                                         Trevor Blewer, Vice President

                                         Rashna Ahmed

                                         Rashna Ahmed, AVP

Attention:        Corporate Trust Administration

Address:          101 Barclay Street
                  Floor 21 W
                  New York NY 10286
                  United States of America

Fax:              001 212 815 5802

THE PAYING AGENT

EXECUTED as a DEED
by THE BANK OF NEW YORK

acting by two authorised signatories:    Trevor Blewer

                                         TREVOR BLEWER, VICE PRESIDENT

                                         Rashna Ahmed

                                         RASHNA AHMED, AVP

Attention:        Corporate Trust Administration

Address:          101 Barclay Street
                  Floor 21 W
                  New York NY 10286
                  United States of America

Fax:              001 212 815 5802

THE DEPOSITARY

EXECUTED as a DEED
by THE BANK OF NEW YORK

acting by two authorised signatories:    Trevor Blewer

                                         Trevor Blewer, Vice President

                                         Rashna Ahmed

                                         Rashna Ahmed, AVP

Attention:        Corporate Trust Administration

Address:          101 Barclay Street
                  Floor 21 W
                  New York NY 10286
                  United States of America

Fax:              001 212 815 5802

THE NEW BONDING FACILITY BANK

EXECUTED as a DEED                  )
by Mike Wharrad                     )            M Wharrad
acting as attorney-in-fact          )
for and on behalf of                )
JPMORGAN CHASE BANK                 )
in the presence of:                 )

Signature of witness:      Y Wharrad

Name of witness:           Yvonne Wharrad

Address:                   Rivendell, Bockhanger Lane, Kennington, Ashford, Kent

Occupation:                Housewife

THE NOTICE DETAILS REFERRED
TO IN CLAUSE 20 (NOTICES) OF THIS
DEED FOR JPMORGAN CHASE BANK
IN ITS CAPACITY AS A
NEW BONDING FACILITY BANK ARE:

Attention:        Mike Wharrad

Address:          125 London Wall
                  London EC2Y 5AJ

Fax:              +44 20 7777 3459

THE NEW BONDING FACILITY BANK

EXECUTED as a DEED                  )
by Ian McMillan                     )            Ian McMillan
acting as attorney-in-fact          )
for and on behalf of                )
HSBC BANK PLC                       )
In the presence of:                 )

Signature of witness:      C Walters

Name of witness:           Chelsea Walters

Address:                   Clifford Chance

                           200 Aldersgate Street, London EC1A 4JJ

Occupation:                Trainee Solicitor

THE NOTICE DETAILS REFERRED TO IN
CLAUSE 20 (NOTICES) OF THIS DEED FOR
HSBC BANK PLC IN ITS CAPACITY AS A
NEW BONDING FACILITY BANK ARE:

Attention:        Gary Lee

Address:          8 Canada Square
                  London E14 5HQ

Fax:              020 7991 4346

EXECUTED as a DEED                  )
by Barry William Cole               )            Barry Cole
acting as attorney-in-fact          )
for and on behalf of                )
BARCLAYS BANK PLC                   )
in the presence of:                 )

Signature of witness:      C Walters

Name of witness:           Chelsea Walters

Address:                   Clifford Chance

                           200 Aldersgate Street, London EC1A 4JJ

Occupation:                Trainee Solicitor

THE NOTICE DETAILS REFERRED
TO IN CLAUSE 20 (NOTICES) OF THIS
DEED FOR BARCLAYS BANK PLC
IN ITS CAPACITY AS A
NEW BONDING FACILITY BANK ARE:

Attention:        Barry Cole

Address:          5 The North Colonnade
                  Canary Wharf
                  London E14 4BB

Fax:              020 7773 1961

THE JUNIOR NOTE TRUSTEE

EXECUTED as a DEED                  )
by Mike Wharrad                     )            M Wharrad
acting as attorney-in-fact          )
for and on behalf of                )
JPMORGAN CHASE BANK                 )
in the presence of:                 )

Signature of witness:      D. F. Pleasance

Name of witness:           David Pleasance

Address:                   21 Richmond Crescent

                           London E49R

Occupation:                Taxi Driver